CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[***]”, HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.3

CAPACITY PURCHASE AGREEMENT

AMONG

UNITED AIRLINES, INC.

AND

MESA AIRLINES, INC.

AND

REPUBLIC AIRWAYS HOLDINGS INC.

DATED AS OF NOVEMBER 25, 2025

This document is intended solely to facilitate discussions among the parties identified herein. It is not intended to create, and will not be deemed to create, a legally binding or enforceable offer or agreement of any type or nature prior to the duly authorized and approved execution of this document by all such parties and the delivery of an executed copy hereof by all such parties to all other parties.

SCHEDULE 1:	Covered Aircraft
SCHEDULE 2:	[***]
SCHEDULE 3:	Compensation

EXHIBIT A:	Definitions
EXHIBIT B:	[***]
EXHIBIT C:	Covered Aircraft Leases
EXHIBIT D:	Terms of Codeshare Arrangements
EXHIBIT E:	Non-Revenue Pass Travel
EXHIBIT F:	United Directed Charter Flight Operations
EXHIBIT G:	Use of United Marks and Other Identification
EXHIBIT H:	Use of Contractor Marks
EXHIBIT I:	Catering Standards
EXHIBIT J:	Aircraft Cleanliness and Refurbishment Standards
EXHIBIT K:	[Intentionally omitted]
EXHIBIT L:	Fuel Efficiency Program

EXHIBIT M:	[***]
EXHIBIT N:	[Intentionally omitted]
EXHIBIT O:	Safety Standards for United and United Express Carriers
EXHIBIT P:	Ground Handler Indemnity
EXHIBIT Q:	[Intentionally omitted]
EXHIBIT R:	Reasonable Operating Constraints
EXHIBIT S:	United WiFi
EXHIBIT T:	Cyber Data Risk Contractor Requirements
EXHIBIT U:	[***]
EXHIBIT V:	[***]
EXHIBIT W:	[Intentionally omitted]

Capacity Purchase Agreement

This Capacity Purchase Agreement (this “Agreement”), dated as of November 25, 2025 (the “Effective Date”), is among United Airlines, Inc., a Delaware corporation (together with its successors and assigns, “United”), Mesa Airlines, Inc., a Delaware corporation (“Contractor”), and Republic Airways Holdings Inc., a Delaware corporation (“Parent”).

WHEREAS, United and Contractor desire to enter into new terms and conditions relating to Contractor’s provision of Regional Airline Services for the operation of Scheduled Flights using certain Embraer E175 aircraft;

WHEREAS, the parties have previously entered into, or will, subsequent to the execution and delivery of this Agreement, enter into, Ancillary Agreements (as defined below), including the aircraft leases, in each case intending that each such Ancillary Agreement be considered, and they are, an integral part of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter contained, the parties agree to:

ARTICLE I

DEFINITIONS, AVAILABLE COVERED AIRCRAFT AT START, BRIDGING

(a) Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Schedules, Appendices and Exhibits to this Agreement) shall have the meanings set forth in Exhibit A and Schedule 3 hereto, as applicable.

(b) [***]

ARTICLE II

CAPACITY PURCHASE, SCHEDULES AND FARES

Section 2.01 Capacity Purchase.

(a) Capacity. Subject to the terms and conditions of this Agreement, (i) United agrees to purchase the capacity (both passenger and cargo capacity) of the Covered Aircraft for the Term for the consideration described in this Agreement (including in Article III), and (ii) Contractor shall provide all of the capacity of the Covered Aircraft solely to United and use the Covered Aircraft solely to operate the Scheduled Flights.

(b) Fares, Rules and Seat Inventory. United shall establish and publish all fares and related tariff rules for all seats on the Covered Aircraft. Contractor shall not publish any fares, tariffs, or related information for the Covered Aircraft. In addition, United shall have complete control over all seat inventory and inventory and revenue management decisions for the Covered Aircraft, including overbooking levels, discount seat levels and allocation of seats among various fare buckets. Both parties agree to comply with all applicable terms and conditions outlined in the Related Agreements relating to positive space and space available travel [***].

(c) Flight Schedules.

(i) United shall, in its sole discretion, establish and publish all flight schedules for the Covered Aircraft (such scheduled flights, together with United Directed Charter Flights and ferry flights required to accommodate such scheduled flights and United Directed Charter Flights or otherwise made at United’s request, referred to herein as “Scheduled Flights”), including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any United Directed Charter Flights; provided that such schedules shall be subject to Reasonable Operating Constraints and the provisions of this Section 2.01; provided further that Contractor shall operate United Directed Charter Flights on behalf of United, if any, at rates set forth in Appendix 1 to Schedule 3. United shall also be entitled, in its sole discretion and at any time prior to takeoff, to direct Contractor to delay or cancel a Scheduled Flight, including for delays and cancellations that are ATC or weather related, and Contractor shall take all necessary action to give effect to any such direction, provided that if United, following delivery of a Final Monthly Schedule for such calendar month, directs the cancellation of flights (each, a “United Cancelled Flight” and collectively, the “United Cancelled Flights”) below and that flight cancellation is coded as a United Cancelled Flight in United’s systems as a United initiated cancellation, then United shall pay Contractor in accordance with the rates set forth in Schedule 3 for each United Cancelled Flight, as if each such United Cancelled Flight had been operated as contemplated in the Final Monthly Schedule as the sole compensation for such flight, and United Cancelled Flights shall be Uncontrollable Cancellations for all purposes hereunder (for the avoidance of doubt, this proviso shall not apply to cancellations caused solely by schedule reduction requests submitted by Contractor). Contractor shall be entitled to make such maintenance, ferry and repositioning flights as may reasonably be required to facilitate the proper maintenance of the Covered Aircraft or to accommodate the Scheduled Flights.

(ii) At least [***] prior to the first day of each month to which a proposed Final Monthly Schedule relates, Contractor and United shall meet to review the planned flight schedules for the Available Covered Aircraft for such month (the “Initial Proposed Monthly Schedule”), and United shall also present a non-binding estimate of the aggregate Block Hours forecasted by United to be flown by Contractor pursuant to this Agreement during the rolling [***] following the date of such meeting. Without limiting any of United’s rights or remedies set forth in this Agreement, United shall review and consider in good faith any changes to the planned flight schedule for the Available Covered Aircraft, including changes (x) to the Initial Proposed Monthly Schedule and (y) as suggested in good faith and in writing by Contractor (which United agrees may be in the form of an email communication if in compliance with Section 10.02) to United in regards to Staffing Incapacity (as defined below). “Staffing Incapacity” means the inability of Contractor to [***].

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(iii) Not later than [***] prior to the beginning of the calendar month to which an Initial Proposed Monthly Schedule relates, United will deliver to Contractor the proposed Final Monthly Schedule (the “Proposed Final Monthly Schedule”). Following such delivery of the Proposed Final Monthly Schedule, however, on reasonable notice to Contractor, United may make such adjustments to the Proposed Final Monthly Schedule as it deems appropriate (subject to Reasonable Operating Constraints); provided that such adjustments requested by United shall not increase, decrease or otherwise modify the aggregate Scheduled Flights in the Proposed Final Monthly Schedule [***], except that [***] shall be considered in good faith by Contractor but shall remain subject to Contractor’s prior written consent [***]. In the event the Proposed Final Monthly Schedule is revised in accordance with this Section 2.01(c)(iii), United shall deliver a revised Proposed Final Monthly Schedule to Contractor as soon as reasonably practicable and in any event not less than [***] to the beginning of the calendar month to which such Proposed Final Monthly Schedule relates.

(iv) Upon the date which is [***] prior to the beginning of the calendar month to which the most recent Proposed Final Monthly Schedule relates, such Proposed Final Monthly Schedule shall be deemed to be the final monthly schedule (the “Final Monthly Schedule”). Following such delivery of the Final Monthly Schedule, however, on reasonable notice to Contractor, United may make such adjustments to the Final Monthly Schedule as it deems appropriate (subject to Reasonable Operating Constraints); provided that such adjustments requested by United shall not increase, decrease or otherwise modify the aggregate Scheduled Flights in the Final Monthly Schedule [***]. Any downward adjustment to the Final Monthly Schedule shall be coded as a United Cancelled Flight in accordance with Section 2.01(c)(i).

(v) With respect to each Initial Proposed Final Monthly Schedule, each Proposed Final Monthly Schedule and each Final Monthly Schedule, Contractor shall deliver to United a statement [***]. In each such statement, Contractor shall [***]. If Contractor fails to submit a statement as to any such schedule, then Contractor shall be deemed to have confirmed that Contractor has sufficient pilots to allow Contractor to accommodate such schedule.

(vi) For the purposes of Section 5.05 and Section 8.02(b)(iii), any reduction of Block Hours to any Proposed Final Monthly Schedule or Final Monthly Schedule solely as a result of United’s reductions under Section 2.01(c)(iii) or Section 2.01(c)(iv) shall not be calculated as implied cancellations in the determination of Contractor’s Controllable Completion Factor for the calendar months in which such Block Hours are reduced under this Section 2.01(c). For the avoidance of doubt, other than (A) United Cancelled Flights; (B) cancelations for which United has expressly waived Controllable Cancellation status in a written waiver; (C) any other Uncontrollable Cancellation; and (D) as provided for in Section 2.01(f), any reduction of Block Hours due to a cancelation of Scheduled Flights shall be [***] for all purposes of this Agreement.

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(d) [***]

(e) Aircraft Removal Rights in the Event of Certain Schedule Reduction Requests. Upon each request by Contractor for a schedule reduction [***], and to the extent thereof, United shall have the right, exercisable at its sole option, to remove a number of Available Covered Aircraft from this Agreement proportional to any such schedule reductions sought by Contractor, by providing Contractor a written notice within [***] of the beginning of such schedule reduction, specifying the number of aircraft to be removed, and the withdrawal date(s) of any such aircraft so removed; provided that as to individual tail selection of Covered Aircraft removed under this Section 2.01(e) and the sequencing thereof, United shall [***]; provided further, however, that (x) [***], and (y) if [***], then the parties shall use good faith efforts to resolve any disagreements as quickly as practicable. Each such notice of removal from United shall specify the number of aircraft to be removed, the withdrawal date(s) of any such aircraft so removed, and such withdrawal date(s) shall be within [***] from the delivery of such notice. For the avoidance of doubt, the provisions in this Section 2.01(e) are in addition to, and not in lieu of, the provisions set forth in Section 2.01(d).

(f) Certain Schedule Adjustments. If, after United’s delivery of the Final Monthly Schedule, United has fully complied with the scheduling requirements set forth in Section 2.01(c), either (x) at Contractor’s request, after consulting with Contractor’s COO in an effort to resolve any concerns regarding Contractor’s ability to perform, that such flight would have resulted in a Controllable Cancellation, or (y) United reasonably believes that Contractor will be unable to perform the Final Monthly Schedule as presented and Contractor failed to operate at a [***] for [***] immediately preceding the delivery of such Final Monthly Schedule, then, in each case, United shall have the right to adjust the Final Monthly Schedule in accordance with Section 2.01(c)(iv) and in good faith, any cancellations directed by United in connection with any such adjustment shall be deemed to be Controllable Cancellations; provided, however, that:

(A) no such Controllable Cancellations designated under this Section 2.01(f) shall be [***], and

(B) in the case of a Subject Schedule, the number of Controllable Cancellations [***] shall be limited to the extent that the Subject Schedule [***].

(g) Charter Flights. If Contractor does not have them as of the Effective Date, Contractor shall make reasonable efforts to procure, and, once procured, shall maintain from and after such procurement, all certifications, permits, licenses, certificates, exemptions, approvals, plans, and insurance required by Governmental Authorities and airport authorities necessary or appropriate to operate charter flights in North America, including approvals required pursuant to Part 121 of the Federal Aviation Regulations set forth in 14 C.F.R. §§ 121.1 – 121.1500 with respect to supplemental operations. Contractor shall be obligated to operate charter flights pursuant to Exhibit F as directed by United in United’s sole discretion (“United Directed Charter Flights”), it being understood that scheduling of United Directed Charter Flights shall be included in the Initial Proposed Monthly Schedule and the Final Monthly Schedule in accordance with 2.01(c) and Reasonable Operating Constraints set forth on Exhibit R.

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(h) [Intentionally omitted]

(i) Spare Aircraft. Notwithstanding anything in this Section 2.01 or elsewhere in this Agreement to the contrary but subject to the provisions below in this Section 2.01(i), with respect to the Covered Aircraft, Contractor shall at all times maintain the number of spare regional jet aircraft equal to the quotient obtained by dividing (x) as of any time of determination, the sum of the number of Covered Aircraft at such time by (y) [***], rounding the quotient to the nearest whole number; provided that a quotient ending at or below 0.50 shall be rounded down and a quotient ending above 0.50 shall be rounded up. In addition, subject to applicable Reasonable Operating Constraints and pilot availability, Contractor will use commercially reasonable efforts to utilize such Spare Aircraft to operate flights as directed by United (unless such Spare Aircraft was, prior to such direction by United, already scheduled pursuant to a Final Monthly Schedule), including flights originally scheduled to be operated by United or other United service providers; provided further that if a Scheduled Flight is delayed or cancelled due to the unavailability of a Spare Aircraft which unavailability would not have occurred but for Contractor’s use of such Spare Aircraft at United’s direction pursuant to this sentence, then, each such delay or cancellation occurring within a reasonable period after such unavailability shall be deemed an Uncontrollable Delay or an Uncontrollable Cancellation. Notwithstanding anything to the contrary in this Agreement, Contractor must obtain United’s prior written consent before it operates a Spare Aircraft for a Scheduled Flight if such Spare Aircraft’s aircraft type has fewer seats than the aircraft type for the aircraft originally scheduled to operate such Scheduled Flight.

(j) Station Operations Center (SOC). Upon United’s delivery of a written request from time to time, which request shall be revocable by United at any time upon United providing Contractor with at least [***] prior notice (and in addition to the rates outlined in Schedule 3), Contractor will provide: (i) adequate staffing in the United Airlines Stations Operations Center of each city in which a Hub Airport is located, and United shall reimburse Contractor for its reasonable documented incremental costs actually incurred and solely attributable to Contractor’s compliance with United’s request under this paragraph (j) and solely to the extent such costs were approved by United in writing in advance; (ii) Contractor will provide a full-time representative in the United Airlines Stations Operations Center of each city in which a Hub Airport is located and at which the number of Departures in any such city exceeds [***] and Contractor’s average daily flights at such Hub exceed [***] in any 90 day period prior to the delivery of such request by United, and United shall reimburse Contractor for its reasonable documented incremental costs actually incurred and solely attributable to Contractor’s compliance with United’s request under this paragraph (j) and solely to the extent such costs were approved by United in writing in advance; and (iii) a point of contact and make a representative available on a limited basis in the United Airlines Stations Operations Center of each city in which a Hub Airport is located and at which the number of Departures in such city is less than [***] in any 90 day period prior to the delivery of such request by United. United shall reimburse for Contractor for its reasonable documented incremental costs actually and incurred solely attributable to Contractor’s compliance with United’s request under this paragraph (j) and solely to the extent such costs were approved by United in writing in advance.

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Section 2.02 Flight-Related Revenues. Contractor acknowledges and agrees that all revenues resulting from the sale and issuance of passenger tickets associated with the operation of the Covered Aircraft and all other sources of revenue associated with the operation of the Covered Aircraft, including revenues relating to United Directed Charter Flights, the transportation of cargo or mail, the sale of food, beverages and onboard entertainment, checked baggage fees, duty-free services, exterior and interior advertising and guaranteed or incentive payments from airport or Governmental Authorities, civic associations or other third parties in connection with scheduling flights to such airport or locality are the sole property of and shall be retained by United (or, if received by Contractor, shall be promptly remitted to United, free and clear of claims of any third party arising by, through or under Contractor or its affiliates). Contractor agrees that it shall reasonably cooperate with United so as to permit United to receive all revenues of the types described above.

Section 2.03 Pass and Reduced Rate Travel. Each party will comply with the terms of that certain United Express Interline Agreement Space Available Pleasure Travel Program. However, United has the right to retain all revenue generated from reduced rate travel, including companion passes, both on United and United Express operated flights. All pass travel and other non-revenue travel on any Scheduled Flight shall be administered in accordance with Exhibit E.

Section 2.04 Conversion of Aircraft Livery. If, at any time from time to time, United delivers a written request to Contractor for one or more Covered Aircraft to be prepared by Contractor in the livery as required by Paragraph 8 of Exhibit G, then Contractor and United shall consult in order to find a mutually agreeable timeline to prepare such Covered Aircraft in accordance with Paragraph 8 of Exhibit G. Prior to commencing any work and incurring any expenses in connection with this Section 2.04, Contractor shall request United’s written approval regarding the scope and anticipated reimbursable costs for such work and expenses (the work and expenses detailed in any such written approval from United, the “Approved Work Scope”), such approval not to be unreasonably withheld. Contractor agrees to consult with United in advance of performing work or incurring expenses with respect to additional work beyond the Approved Work Scope. Following the completion of such livery preparation, Contractor shall deliver an invoice identifying Contractor’s actual, out-of-pocket costs incurred in compliance with the Approved Work Scope, and, reasonably promptly thereafter, United shall reimburse Contractor for any applicable costs incurred in compliance with this Section 2.04 set forth in such invoice as pass through costs pursuant to Paragraph E of Schedule 3.

Section 2.05 [***]

Section 2.06 [***]

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Section 2.07 Diversions. United will pay Contractor for all diversions completed within [***] of the scheduled arrival time based on the actual Block Hours flown from the original departure city to the diversion point and from the diversion point to the original destination city. A diversion flight will also be considered completed if the passengers arrive at the scheduled arrival city within [***] of the scheduled arrival time via ground transportation from the diversion point to the original destination city. The cost of busing to the originally scheduled airport will be borne by Contractor. Contractor will use its best efforts to assure that no bus segment exceeds [***]. United will pay Contractor for a diverted flight that is completed via ground transportation based on the original scheduled Block Hour time for that segment. In the event a diverted flight is not completed within such [***] time frame, no payment is due for the diverted flight segment (e.g. flight segment will be excluded from the monthly operating statistics used in calculating payments to Contractor). In addition, United will [***] related to diverted flight segments.

Section 2.08 Ground Delay Program. Subject to the applicable provisions set forth in Schedule 3 as to the treatment of ground delay program cancellations, Contractor will participate in United’s ground delay program, which stipulates that United may request Contractor to cancel, and Contractor shall cancel, flights to free ATC slots at a hub when the FAA or United’s Station Control Center has initiated a Ground Delay Program (“GDP”).

Section 2.09 Staffing. So long as Contractor has at all times complied in full with Section 2.05, the remedies provided in Sections 2.01(d), 2.01(e), and 2.06 shall be the sole and exclusive remedies available to United in respect of Staffing Incapacity. For the avoidance of doubt, the foregoing sentence is not intended to and shall not be construed to modify, waive or restrict United’s rights to exercise any remedies available at law or in equity for Contractor’s breach of this Agreement for reasons other than Staffing Incapacity. Upon the request of any party from time to time, the parties shall use commercially reasonable efforts to meet and confer to consider alternative approaches to Article II submitted in good faith by the requesting party, including as may relate to optimizing Contractor’s performance of Regional Airline Services under this Agreement.

ARTICLE III

CONTRACTOR COMPENSATION

Section 3.01 Base and Incentive Compensation. For and in consideration of the transportation services, facilities and other services to be provided by Contractor hereunder, United shall pay Contractor the base and incentive compensation as provided in Paragraphs A and C of Schedule 3 hereto, subject to the terms and conditions set forth in this Article III.

Section 3.02 Contractor Expenses. Except as provided otherwise in Section 3.03, Contractor shall pay in accordance with commercially reasonable practices all expenses incurred in connection with Contractor’s provision of Regional Airline Services.

Section 3.03 United Expenses.

(a) Certain Expenses. United shall incur directly those expenses relating to the Regional Airlines Services that are described in Paragraph D of Schedule 3 and shall be responsible for the pass through costs actually paid by Contractor, pursuant to Paragraph E of Schedule 3. In addition, basic rent otherwise payable under any Covered Aircraft Lease shall be [***] as provided in and subject to Section 10.18(ii).

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(b) Design Changes. Contractor shall operate the Covered Aircraft in United livery and other brand standards. United will pay all incremental out-of-pocket costs incurred by Contractor arising from interior and exterior design changes to the Covered Aircraft (after their initial placement into service hereunder) and other product-related changes, including enhancements to United Quality of Service Practices, facility-related design changes and the cost of changes in uniforms and other livery; provided, however, that such incremental and out-of-pocket costs shall be reimbursable by United only if and to the extent that both (x) such requested changes are performed in the manner approved by United in writing in advance of being incurred, and (y) such requested changes and corresponding costs incurred are incremental and in addition to Contractor’s normal aircraft and facility refurbishment program (including scheduled heavy maintenance).

Section 3.04 Audit Rights; Financial Information. Contractor shall make available for inspection by United and its outside auditors and advisors, within a reasonable period of time after United makes a written request therefor, all of Contractor’s books and records (including all financial and accounting records and operations reports, and records of other subsidiaries or affiliates of Contractor, if any), but specifically limited to those records as necessary to audit: (i) any payments made or amounts or setoff pursuant to this Agreement, (ii) costs or expenses for which United is obligated to pay directly or indirectly, pursuant to the terms of this Agreement, (iii) any information delivered by Contractor to United pursuant to Article II, including in connection with schedule reduction requests and Staffing Incapacity, (iv) any funds received as contemplated by Section 5.04, and/or (v) Contractor’s provision of Regional Airline Services to United or any of Contractor’s other obligations under this Agreement, including relating to the performance, regulatory and operational standards in Sections 4.01, 4.02, 4.04, 4.05, 4.10, 4.11, 4.12, and 10.20, (all such books and records, collectively, the “CPA Records”). Only to the extent reasonably necessary and in connection with United’s audit rights under this Section 3.04, United and its outside auditors shall be entitled to [***]. Upon the reasonable written request of United or its outside auditors, Contractor will cooperate with United and its outside auditors to permit United and its outside auditors reasonable access to Contractor’s outside auditors for purposes of reviewing such records. In addition, Contractor shall deliver or cause to be delivered to United (I) as soon as available, but in any event within [***] after the end of each fiscal year, a copy of the consolidated balance sheet of Contractor, as at the end of such year, and the related consolidated statements of income and retained earnings and of cash flows of Contractor for such year, setting forth in each case in comparative form the figures for the previous year, reported on by an independent certified public accountants in good standing and unanimously approved by the members of Contractor’s board of directors; and (II) as soon as available, but in any event not later than [***] after the end of each of the first three quarterly periods of each fiscal year, the unaudited consolidated balance sheet of Contractor, as at the end of such quarter, and the related unaudited consolidated statements of income and retained earnings and of cash flows of Contractor for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a responsible officer of Contractor, as being fairly stated in all material respects (subject to normal year-end audit adjustments); provided, that Contractor shall not be required to deliver financial statements pursuant to this sentence at any time that Contractor or Parent is a reporting issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and such financial statements are timely filed with the Securities and Exchange Commission pursuant thereto. All financial statements delivered hereunder shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein). By delivering written notice to United from time to time, Contractor shall have the right to make reasonable requests to verify any calculations made solely by United under this Agreement.

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Section 3.05 Billing and Payment; Reconciliation.

(a) Billing and Payment. On the next Business Day after Contractor receives the Final Monthly Schedule from United pursuant to Section 2.01(c), Contractor shall present a reasonably detailed written invoice for amounts due under this Agreement in respect of the Base Compensation for the Scheduled Flights during the month to which such Final Monthly Schedule pertains. United shall pay Contractor the amount due under such invoice (the “Invoiced Amount”), subject to United’s right to dispute any calculations set forth on such invoice that do not comply with the terms of this Agreement, and net of amounts owed by Contractor to United, as follows:

(i) [***] of the Invoiced Amount shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the first Wednesday of the month (or if such day is not a Business Day, the next Business Day) to which such invoice relates, as adjusted by Section 3.05(b) below;

(ii) [***] of the Invoiced Amount shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the second Wednesday of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted by Section 3.05(b) below;

(iii) [***] of the Invoiced Amount shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the third Wednesday of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted by Section 3.05(b) below; and

(iv) [***] of the Invoiced Amount shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the fourth Wednesday of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted by Section 3.05(b) below.

(b) Monthly True-Up. Not later than [***] following the end of each month, Contractor and United shall determine the net amount due to Contractor for such month (the “Net Monthly Payment Amount”) after taking into account all of the payments to which Contractor is entitled, as well as all of the credits to which United is entitled, in each case pursuant to the terms and conditions set forth in Schedule 3. As applicable, (i) if the Net Monthly Payment Amount is positive, then United shall pay such amount to Contractor on or before the [***] following the end of the month applicable to the Net Monthly

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Payment Amount (or if such day is not a Business Day, the next Business Day), or (ii) if the Net Monthly Payment Amount is negative, then the absolute value of such amount shall, at United’s election exercisable in its sole discretion by delivery of written notice to Contractor, either (x) be paid by Contractor to United or (y) set off by United against any other amounts owed by United to Contractor under this Agreement or any Ancillary Agreement.

(c) Discrepancy Escalation. In the event that any reconciliation under this Section 3.05 is disputed and remains unresolved as between Contractor and United beyond the date that is [***] after the due date of any such Net Monthly Payment Amount, such dispute shall be escalated to a meeting between the Director of Finance of Contractor and a senior leader within United’s United Express group. Should such dispute continue beyond the date that is [***] after the due date of such Net Monthly Payment Amount, such dispute shall be escalated to a meeting of [***]. Should such dispute continue to remain unresolved beyond the date that is [***] after the due date of such Net Monthly Payment Amount, such dispute shall be escalated to a meeting of [***].

Section 3.06 [***]

Section 3.07 Reports.

(a) Monthly Reports. Contractor will furnish to United within [***] after the end of each month a detailed report of its operating performance for such month, which report will include information on Contractor’s performance during the preceding month for each of the items designated by United from time to time as required to be included in such monthly report, including regarding operating performance standards, aircraft appearance, boarding information, engine fleet configuration (on an engine by engine and aircraft by aircraft basis for all United Engines), forecasted changes in engine placement, actual changes in engine placement and status and schedules related to [***] requirements and returns.

(b) Annual Engine Reports. Contractor will provide, no later than [***] following the end of each calendar year, a written report providing reasonable detail and supporting documentation regarding all changes in United Engines for such year (including ESN, Installation date, removal date, ETT, ETC, TSL, CSI at time of removal, Planned or unplanned, scheduled or unscheduled, and removal reason), including, for each United Engine, the number of hours since the most recent performance restoration for such United Engine.

(c) Accidents and Incidents. Promptly following the preparation thereof, Contractor will promptly furnish United with a copy of every final report that Contractor prepares, whether or not such report is filed with the FAA, NTSB or any other governmental agency, relating to any accident or incident involving an aircraft used by Contractor pursuant to this Agreement, when such accident or incident is claimed to have resulted in the death or injury to any person or the loss of, major damage to or destruction of any property.

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(d) Denied Boardings. Upon United’s request from time to time, Contractor will provide promptly, but not later than [***] following any such request, station-specific best estimates regarding weight restrictions and aircraft limitations which could reasonably be expected to routinely result in denied boardings. If Contractor fails to respond to any such request, or if Contractor’s responses are materially inaccurate or inadequate, then United shall have the right, exercisable in its sole discretion, to require Contractor to reimburse United for denied boarding expenses attributable to weight restrictions relating to any such failure to respond, inaccuracy, or inadequacy.

Section 3.08 [***]

ARTICLE IV

CONTRACTOR OPERATIONS AND AGREEMENTS WITH UNITED

Section 4.01 Governmental Regulations; Maintenance. Contractor has all certifications, permits, licenses, certificates, exemptions, approvals, plans, and insurance required by Governmental Authorities and airport authorities, including FAA, DOT and TSA, to enable Contractor to perform the Contractor Services. All flight operations, dispatch operations, maintenance and all other operations and services undertaken by Contractor pursuant to this Agreement shall be conducted, operated and provided by Contractor in compliance with all governmental laws, regulations and requirements of applicable Governmental Authorities and airport authorities (foreign and domestic), including those relating to airport security, the use and transportation of Hazardous Materials and dangerous goods, crew qualifications, crew training and crew hours, the carriage of persons with disabilities, and passenger/bag weight programs, and without any violation of U.S. or foreign laws, regulations or governmental prohibitions. Contractor shall exercise overall operational control of, and remain responsible for, the airworthiness, safe operation, and maintenance of, all Covered Aircraft. Without limiting Contractor’s obligations under any Covered Aircraft Lease, all Covered Aircraft shall be operated and maintained by Contractor in compliance with all laws, regulations and governmental requirements or applicable Governmental Authorities and airport authorities (foreign and domestic), Contractor’s own operations manuals and maintenance manuals and procedures, all applicable provisions of any aircraft lease, mortgage or sublease, and all applicable equipment manufacturers’ manuals, instructions, airworthiness directives and service bulletins. Contractor shall provide United with prompt notice of any Covered Aircraft that are unavailable to provide Scheduled Flights for purposes of unscheduled maintenance. Upon any issuance by the FAA of an airworthiness directive or change in regulation requiring Contractor to make capital improvements to any Covered Aircraft, or upon Contractor’s receipt of written instructions from United to make modifications to any Covered Aircraft, or in the case of any capital improvements or modifications or other efforts pursuant to the two sentences immediately following this sentence, (i) prior to making any investment or modification, Contractor will consult with United and agree upon the reasonable costs of such capital improvements or modifications, (ii) Contractor shall pay for such capital improvements or modifications, and (iii) upon completion of such capital improvements or modifications with respect to the Covered Aircraft, United shall reimburse Contractor for the agreed-upon costs of such capital improvements or modifications as a pass through cost pursuant to Paragraph E of Schedule 3. In connection with any capital improvements to any Covered Aircraft, Contractor shall [***]. In connection with any grounding of any of the Covered Aircraft, Contractor shall [***].

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Section 4.02 Quality of Service. Without limiting Contractor’s operational control of all aspects of its flight operations, United procedures, performance standards and means of measurement thereof concerning the provision of air passenger and air cargo services shall be applicable to all Regional Airline Services provided by Contractor; provided that all such procedures and means of measurement shall be no more stringent than those used by United with respect to the performance of all other operators of regional aircraft for United. Contractor shall achieve at least the comparable quality of airline service and standards of care as provided by United or generally required by United of the Other United Express Carriers, subject to limitations imposed by the type of aircraft used by Contractor and its route network. Contractor shall comply with all airline customer service commitments and policies of United as of the date hereof, including “Our United Customer Commitment”, and employee conduct, appearance and training policies in place as of the date hereof, and shall handle customer-related services in a professional, businesslike and courteous manner. In connection therewith, Contractor shall maintain aircraft cleaning cycles and policies, shall comply with the provisions set forth in Exhibit J, and without limiting Article II, shall maintain adequate staffing levels, to ensure at least a comparable level of customer service and operational efficiency that United achieves or generally requires of the Other United Express Carriers, including in respect of customer complaint response and boarding timing, and handling of irregular operations. In addition, at the request of United, Contractor shall comply with all such airline customer service commitments, policies and standards of care of United as adopted, amended or supplemented after the date hereof. As necessary, United will provide training to Contractor’s designated instructors in the requirements of United’s customer service policies and Procedures and customer problem resolution programs; provided that United will [***], and United agrees that [***]. Contractor shall ensure that all Covered Aircraft are equipped with an aircraft communications system addressing and reporting system that provides operational information in a form acceptable to United. Additionally, in the event that United requires Contractor to deliver any incremental training to its employees, United will reimburse Contractor for any incremental direct costs incurred as a result of providing such training provided that United has approved such costs in writing prior to such costs being incurred. Contractor shall provide United with timely communication regarding the status of all Scheduled Flights, and shall perform closeout procedures at service levels at least as high as those of United at comparably-sized airports. Contractor shall ensure that all Scheduled Flights are capable of operating in Category 2 Conditions. Contractor will use United’s standard procedures for processing and adjudicating all claims for which Contractor is responsible in an effort to avoid such matters becoming the subject of claims, litigation or an investigation by a governmental agency or authority. At either party’s request, Contractor and United will meet to discuss and review Contractor’s customer service and handling procedures and policies and its employees’ conduct, appearance and training standards and policies. United shall give Contractor not less than [***] prior written notice which notice identifies specifically the quality of service failures asserted by United and provides Contractor with an opportunity to cure of any non-safety related breach of this Section 4.02 prior to exercising any remedy regarding such breach. Contractor acknowledges that United may implement programs to evaluate the delivery of customer service and adherence to customer service standards established by United and Contractor hereby agrees to [***]. Contractor also agrees to participate in the United Cargo Program.

Section 4.03 Incidents or Accidents. Contractor shall promptly notify United of all irregularities involving a Scheduled Flight or Covered Aircraft operated by Contractor, including aircraft accidents and incidents, which result in any damage to Persons and/or property or may otherwise result in a complaint or claim by passengers or an investigation by a governmental agency or authority. Contractor shall furnish to United as much detail as practicable concerning such irregularities and shall cooperate with United at Contractor’s own expense in any appropriate investigation.

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Section 4.04 Emergency Response. Contractor shall adopt United’s Emergency Response Plan for aircraft accidents or incidents involving a Covered Aircraft or Scheduled Flight. In the event of an accident or incident involving a Covered Aircraft or Scheduled Flight, United and Contractor agree to work together in a combined and coordinated emergency response, as outlined in the parties’ Emergency Response Agreement (United Contract No. 165981) (and the parties shall abide by the applicable terms and conditions set forth therein mutatis mutandis as if the reference therein to the “United Express Agreement” were instead a reference to this Agreement).

Section 4.05 Safety Matters. Contractor hereby represents, warrants and covenants that all air transportation services performed by it pursuant to this Agreement or otherwise will be conducted in full compliance with all applicable statutes, orders, rules and regulations, whether now in effect or hereafter promulgated, of all governmental agencies having jurisdiction over Contractor’s operations, including, but not limited to, the Federal Aviation Administration (“FAA”) and the Department of Transportation (“DOT”). Contractor’s compliance with such governmental statutes, orders, rules and regulations will be the sole and exclusive obligation of Contractor and United will have no obligation, responsibility or liability, whether direct or indirect, with respect to such matters except as otherwise expressly provided herein. Additionally, Contractor will comply during the term of this Agreement with the United/United Express Safety Standards, as described on Exhibit O. Contractor represents and warrants that it has successfully undergone an International Air Transport Authority (“IATA”) Operational Safety Audit (“IOSA”). Contractor hereby covenants (i) to maintain its membership in the IOSA registry and (ii) to comply and maintain compliance with the requirements of IOSA audits within the timeframe required by IATA. Contractor shall bring any failure to maintain compliance immediately to United’s attention along with corrective actions taken or a corrective action plan. Although the IOSA audit is to be completed biennially, United in its sole discretion may require, and Contractor shall comply with, additional safety review audits, the costs of which will be reimbursed by United as pass through costs pursuant to Paragraph E of Schedule 3. Nothing in Exhibit O, this Section 4.05, or otherwise in this Agreement is intended or shall be interpreted to make United responsible for such safety matters.

Section 4.06 Codeshare Terms. Contractor agrees to operate all Scheduled Flights using the United flight code and flight numbers assigned by United, or such other flight codes and flight numbers as may be assigned by United (to accommodate, for example, a United alliance partner), and otherwise under the codeshare terms set forth in Exhibit D, and to cooperate reasonably with United to implement any modifications to the foregoing from time to time.

Section 4.07 Slots and Route Authorities. Contractor is required to participate in SLAM and United will be responsible for slot management of Contractor’s United Express flights. Only with respect to any takeoff or landing slots transferred to Contractor by United, at the request of United made during the Term or upon termination of this Agreement, Contractor shall use its commercially reasonable efforts to transfer to United or its designee, to the extent permitted by law, any airport takeoff or landing slots, route authorities or other similar regulatory authorizations that

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were previously transferred to Contractor by United at no cost to Contractor and which were used in connection with Scheduled Flights (it being acknowledged that there is no obligation of Contractor to purchase any slot, authority, or authorization for Scheduled Flights). Contractor’s obligations pursuant to the immediately preceding sentence shall survive the termination of this Agreement for so long as any transfer requested pursuant to this Section 4.07 shall not have been completed. For the avoidance of doubt, the provisions of this Section 4.07 shall not apply to any takeoff or landing slots, route authorities or other similar regulatory authorizations owned by Contractor (and which were not previously transferred to Contractor by United), regardless of whether such takeoff or landing slots, route authorities or other similar regulatory authorizations are being used in connection with the provision of Regional Airline Services by Contractor under this Agreement, and such Contractor-owned takeoff and landing slots, route authorities or other similar regulatory authorizations shall remain the sole property of Contractor.

Section 4.08 Use of United Marks. United hereby grants to Contractor the non- exclusive and non-transferable rights to use the United Marks and other Identification as provided in, and Contractor shall use the United Marks and other Identification in accordance with the terms and conditions of, Exhibit G. It is acknowledged and agreed that United may from time to time substitute other marks for the United Marks and in such instance the provisions of this Section 4.08 shall apply with full effect to any such substituted marks. As an example of the foregoing, it is agreed that United has advised Contractor that the livery of the Covered Aircraft shall initially be in “United Express” livery, as contemplated by Exhibit G.

Section 4.09 Use of Contractor Marks. Contractor hereby grants to United the non-exclusive and non-transferable rights to use the Contractor Marks as provided in, and United shall use the Contractor Marks in accordance with the terms and conditions of, Exhibit H.

Section 4.10 Catering Standards. United and Contractor shall comply with the catering requirements set forth on Exhibit I hereto.

Section 4.11 Fuel Efficiency Program. Contractor shall use commercially reasonable efforts to promptly adopt and adhere to a fuel efficiency program as described on Exhibit L hereto and United agrees to reimburse Contractor for any United Fuel Efficiency Expenses. Contractor shall implement any incentive program that United requests to be implemented where United agrees in writing to [***].

Section 4.12 Pass-Through Maintenance Costs.

(a) Notwithstanding anything to the contrary in this Agreement, United’s sole obligation to reimburse Contractor (or to incur any expense whatsoever) with respect to maintenance of any aircraft and engines used in the performance of Contractor Services shall be as set forth in this Section 4.12.

(b) United shall reimburse Contractor or pay third-party service providers directly, [***]

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Section 4.13 Unauthorized Payments.

(a) In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will make any payment, or offer, promise, give or authorize any payment, of any money or other article of value, to any official, employee, or representative of United or any government official or representative, or to any Person or entity doing business with United, in order either to obtain or retain business under this Agreement, or to direct United’s business under this Agreement to a third party, or to influence any act or decision of any employee or representative of United as pertaining to this Agreement or any government official or representative to perform or to fail to perform his or her duties, in each case, under this Agreement, or to enlist the aid of any third party to do any of the foregoing. The parties agree that incidental expenses incurred for business meetings, meals and other minor business-related expenses shall not, in each case, violate this paragraph (“Permitted Actions”).

(b) In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value (a “gift”) from United. Contractor will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Contractor will notify United promptly of such gift or offer thereof. If United deems it necessary, Contractor will turn over such gifts to United for further handling. The parties agree that Permitted Actions shall not violate this paragraph.

(c) In connection with any performance under this Agreement, Contractor will at all times comply fully with all of the terms and provisions of the Foreign Corrupt Practices Act (15 U.S.C. §§ 78dd-1, et seq.) and any related or successor statute, regulation, or governmental directive regarding payments to foreign nationals or other Persons.

(d) Contractor hereby certifies and represents that no inducements of monetary or other value were offered or given to any United officer, employee or agent, except as is stated in writing to the United official designated to sign this Agreement or except as otherwise stated in this Agreement, prior to execution of this Agreement. Contractor further certifies and represents no official, employee or agent of Contractor shall receive or has received any inducement of monetary or other value from any vendor or contractor of United or has a significant ownership or other interest in a vendor or contractor of United which is or could be perceived by a reasonable person as a conflict of interest, except as is stated in writing to the United official designated to sign this Agreement, prior to execution. The parties agree that Permitted Actions shall not violate this paragraph.

Section 4.14 Environmental.

(a) Contractor shall conduct its operations in a prudent manner, taking reasonable preventative measures to avoid liabilities under any Environmental Laws or harm to human health or the environment, including measures to prevent unpermitted releases of Hazardous Materials to the environment, adverse environmental impacts to on- site or off-site properties and the creation of any public nuisance. If, in the course of conducting services under this Agreement, Contractor encounters adverse environmental conditions that could reasonably be expected to give rise to liability for United or Contractor under any Environmental Laws or which otherwise could reasonably be expected to result in harm to human health or the environment, Contractor shall promptly notify United of such conditions.

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(b) Contractor shall, at its own expense, conduct its operations in compliance with applicable Environmental Laws, including obtaining any needed permits or authorizations for Contractor’s operations. If United provides any information, instruction, or materials to Contractor relating to its obligations under any Environmental Laws, Contractor agrees that this shall not in any way relieve Contractor of its obligation to comply with Environmental Laws; provided that United shall use commercially reasonable efforts to avoid giving any such information, instruction, or materials to Contractor that conflict with Environmental Law and provided further that Contractor shall not be deemed to be in breach of this Agreement if Contractor does not follow such information, instruction or material if in Contractor’s reasonable judgment such information, instruction or material violates Environmental Laws. Contractor further agrees that it shall otherwise preserve the proprietary nature of any such information that is identified by United as proprietary and confidential and shall use its commercially reasonable efforts to ensure that the information is not disclosed to any third parties (other than disclosures required by applicable law, rule or regulation) without first obtaining the written consent of United.

(c) Contractor shall use its commercially reasonable efforts to perform its services under this Agreement so as to minimize the unnecessary generation of waste materials, including consideration of source reduction and re-use or recycling options, and coordination with United on a cabin service recycling program. If requested by United, Contractor shall replace specific products used in its operations with less toxic products, as long as such requested changes do not unreasonably interfere with Contractor’s operations, burden Contractor with additional cost, and there is a reasonable replacement available at a similar cost, or if the product is not at a similar cost, provide United the option to agree to pay the difference. If requested by United, Contractor shall take reasonable efforts to provide quantitative data on materials recycled and waste disposed to facilitate coordination and enhancement of cabin service recycling where feasible. Contractor shall ensure that any waste materials generated in connection with the services performed by Contractor under this Agreement are managed in accordance with all applicable Environmental Laws, with Contractor assuming responsibility as the legal generator of such wastes; provided, however, this provision does not apply should United or another vendor of United be the entity who has, in fact, independently generated the wastes.

(d) For any leased areas or other equipment that are jointly used or operated by Contractor and United (and/or other United contractors), Contractor and United shall use their respective commercially reasonable efforts to coordinate its activities with United and/or United contractors and otherwise perform such activities to ensure compliance with applicable Environmental Laws.

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(e) Except for de minimis amounts of Hazardous Materials which are immediately and fully remediated to pre-existing conditions, Contractor shall promptly notify United of any spills or leaks of Hazardous Materials arising out of Contractor’s provision of services under this Agreement, and, if requested, shall provide copies to United of any written reports provided by Contractor or on Contractor’s behalf to any governmental agencies and airport authorities under any Environmental Laws regarding same. Contractor shall promptly undertake all reasonable commercial actions to remediate any such spills or leaks to the extent Contractor is required to do so by applicable Environmental Laws, by the relevant airport authority, or in order to comply with a lease obligation. In the event that Contractor fails to fulfill its remediation obligations under this paragraph and United may otherwise be prejudiced or adversely affected as a result of such failure (such as involving United leased property), United may undertake such actions as are reasonable at the cost and expense of Contractor. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United. For the avoidance of doubt, nothing in this Section 4.14(e) will limit Contractor’s rights or remedies under Section 7.02.

(f) Contractor shall promptly provide United with written copies of any notices of violation issued or other claims from a third party asserted pursuant to Environmental Laws or associated with a potential release of Hazardous Materials and related to or associated with the provision of services by Contractor under this Agreement. Contractor shall promptly undertake all actions necessary to resolve such matters, including the payment of fines and penalties, and promptly addressing any noncompliance identified; provided, however, that Contractor may contest any notice of violation or other alleged violation and defend any claim that it believes is untrue, improper or invalid. In the event that Contractor fails to fulfill its obligations under this paragraph and United may otherwise be prejudiced or adversely affected, United may undertake such actions as are reasonable or legally required at the cost and expense of Contractor. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United. For the avoidance of doubt, nothing in this Section 4.14(f) will limit Contractor’s rights or remedies under Section 7.02.

(g) If requested by United, Contractor shall conduct a review and provide information to United regarding Contractor’s compliance with the requirements of this Section 4.14. Such review will not be required more frequently than once each year unless there are circumstances that warrant an additional review as reasonably determined by United after consultation with Contractor. This review may include the completion of an environmental compliance audit of Contractor’s activities or an environmental site assessment, each subject to a work plan approved by United, such approval not to be unreasonably withheld. Contractor shall provide United with a summary of the results of this audit, provide United an opportunity to review any report generated in connection with such an audit, and will promptly use its commercially reasonable efforts to address any noncompliance or liability identified.

(h) In the event that Contractor Services include providing bulk (non-bottled) potable water for crew or passenger consumption, Contractor shall ensure compliance with the Aircraft Drinking Water Regulation, FDA requirements, and other similar applicable laws (collectively, the “Drinking Water Requirements”), including using its commercially reasonable efforts to ensure that all water handling equipment is properly and regularly disinfected and kept in sanitary condition. If Contractor relies upon another contractor to load water onto its aircraft or to maintain water handling equipment, it shall

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inquire with such contractors to ensure they meet these Drinking Water Requirements as well. Contractor shall notify United as soon as practicable if it becomes aware of practices or conditions that may reasonably be expected to negatively impact potable water quality, regardless of the provider or the source of such potable water (including whether such source is an airport, ground handler or aircraft water system). Contractor shall maintain records relating to its compliance with Environmental Laws under this Agreement for the longer of three years or such period of time as is required by Environmental Laws. Contractor shall, at the request of United and with reasonable advance notice, provide United with reasonable access to Contractor’s operations, documents, and employees for the sole purpose of allowing United to assess Contractor’s compliance with its obligations with this Section 4.14, including responding to reasonable information requests. Upon the termination of operations at a space used to support the provision of Contractor Services under this Agreement, Contractor shall use its commercially reasonable efforts to ensure the removal and proper management of any and all Hazardous Materials associated with Contractor’s operations (including its subcontractors) and will comply with any other applicable Environmental Laws applicable to the provision of Contractor Services.

(i) Contractor has reviewed United’s Environmental Commitment Statement (found at https://www.united.com/ual/en/us/fly/company/global-citizenship/environment.html) and agrees to use commercially reasonable efforts to cooperate with United in meeting these commitments in effect as of the date hereof and in responding to reasonable information requests.

(j) Contractor shall be responsible for and will indemnify, defend, and hold harmless United, including its officers, agents, servants and employees, from and against any and all claims, liabilities, damages, costs, losses, penalties, and judgments, including costs and expenses incident thereto under Environmental Laws or due to the release of a Hazardous Material, which may be suffered or incurred by, accrue against, be charged to, or recoverable from United or its officers, agents, servants and employees arising out of an act or omission of Contractor (or its subcontractor) related to Contractor’s provision of services under this Agreement, except to the extent the foregoing are caused by (A) the acts or omissions of a fuel service vendor where such fuel service is contracted by United to perform fueling services for Covered Aircraft used in United Express Service under this Agreement and (B) the reckless or willful misconduct, or gross negligence, of United, its officers, or employees. Notwithstanding anything to the contrary set forth in this Agreement, such damages may include the payment of consequential, special or exemplary damages for claims under Environmental Laws or due to the release of Hazardous Materials to the extent an applicable lease agreement, sublease or other similar agreement requires the payment of such damages. Any indemnification claims arising under this Section 4.14(j) shall be administered pursuant to the procedures set forth in Section 7.03 hereto.

(k) All notices to be provided by Contractor to United under this Section 4.14 shall be provided as indicated in Section 10.02 of this Agreement, with a copy to Managing Director–Environmental Affairs, United Airlines, Inc., 233 South Wacker Drive-WHQSE, Chicago, IL 60606.

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Section 4.15 Lease, Use and Modification of Airport Facilities. United and Contractor agree that United shall at its direction provide all Terminal Facilities at all Applicable Airports for use by Contractor for the provision of Regional Airline Services. United agrees to take commercially reasonable efforts to place crew rooms, maintenance personnel and parts in the Terminal Facilities, to the extent available, at which Contractor performs Regional Airline Services, and United and Contractor acknowledge that United is currently providing such Terminal Facilities to Contractor.

Section 4.16 Fuel Procurement and Fuel Services.

(a) United and Contractor agree that United shall, at its direction, provide all Fuel Services for use by Contractor for the provision of Regional Airline Services. United and Contractor acknowledge that United is currently providing such Fuel Services to Contractor. The parties will cooperate in identifying (i) fuel savings opportunities, (ii) providers of aircraft fuel and (iii) providers of Fuel Services. Prior to Contractor entering into agreements with any such providers as shall be directed by United to provide fuel services for more than [***] (or as ratably adjusted in the event that the Covered Aircraft fleet is amended following the Effective Date) of fuel consumed for the operation of the Covered Aircraft, United and Contractor shall discuss in good faith the allocation of procurement of such fuel services. Contractor shall provide any data or analysis of its fuel procurement and Fuel Services as reasonably requested by United.

(b) The costs of such procurement, or such arranging for procurement of aircraft fuel, as applicable (in each case including the cost of procuring the aircraft fuel) shall be [***]. If United so directs, then Contractor shall procure, or arrange for the procurement of aircraft fuel, and such costs shall be [***].

(c) United and Contractor acknowledge and agree that any fuel provided to Contractor pursuant to an agreement between United and a fuel supplier is provided “as is” and without warranty of any kind, including the warranties of merchantability and fitness for a particular purpose, by, through or under United, and that no warranties by, through or under United shall be implied by law.

(d) United and Contractor acknowledge and agree that any aircraft fuel procured, or arranged for procurement, for on behalf of Contractor by United shall not be deemed to have been procured, purchased or otherwise acquired for on behalf of Contractor, and Contractor shall in no event have any claim to or interest in, any fuel procured by United or its agents, unless and until such fuel is delivered into a Covered Aircraft, except as otherwise may be provided in a Fuel Services agreement, if any, between United and Contractor.

Section 4.17 Ground Handling.

(a) United shall provide or cause to be provided Ground Handling Services for all Scheduled Flights.

(b) All expenses for Ground Handling Services shall be incurred directly by United, pursuant to Paragraph D(6) of Schedule 3.

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(c) Contractor shall cooperate in all reasonable respects with any ground handling provider(s) as shall be directed by United. In addition, at United’s direction, mainline ground support equipment (“GSE”) and GSE processes shall be used in connection with Contractor’s performance of Regional Airlines Services; provided that such GSE and GSE processes shall be modified to be compatible with the Covered Aircraft if necessary, such determination to be made by United.

Section 4.18 Flight Crews. All of the Regional Airline Services to be performed by Contractor will be operated with crews consisting of a captain or pilot, and a first officer or co-pilot. Contractor will ensure that all such crew members, as well as all flight attendants, will at all times meet all currently applicable governmental requirements and remain fully licensed and qualified for the services to be performed under this Agreement. In addition, Contractor will ensure that each of Contractor’s captains will hold a current Airline Transport Pilot Certificate and that an adequate number of flight crews will be qualified to fly between all city pairs that Contractor is required to serve pursuant to this Agreement. Contractor will also ensure that all flight crew members will meet all requirements imposed by the insurance policies set forth in Article VI.

Section 4.19 Intentionally omitted.

Section 4.20 Uniforms; ALPA Letter Observance.

(a) Contractor, at its own expense, shall pay for and require all of its flight crews, defined as all pilots, first officers, and flight attendants who provide Contractor’s Regional Airline Services, to wear uniforms which are in the United Express colors and styles, as approved by United, such approval not to be unreasonably withheld or delayed, while performing Contractor Services. Contractor agrees that all flight crews employed by Contractor shall wear the above-described uniforms while performing Regional Airline Services. Any other employees of Contractor who are visible to the public will wear uniforms reviewed and approved by United, which approval shall not be unreasonably withheld. If United develops or designs new uniforms for United Express operations, then United will reimburse the reasonably documented incremental costs actually incurred by Contractor that are solely attributable to the implementation of such new uniforms; provided that such reimbursement obligation will only be applicable to costs approved in advance in writing by United.

(b) [***]

Section 4.21 Operations Specifications Certificate. Contractor shall add each Covered Aircraft set forth on Schedule 1 as of the Effective Date (to the extent not already on Contractor’s operations specifications certificate), or added to Schedule 1 from time to time thereafter (as shall be mutually agreed by Contractor and United), to Contractor’s operations specifications certificate as soon as reasonably practicable. Contractor shall maintain operating authority with respect to North America (including Mexico and Canada) on its operations specifications at all times during the Term.

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Section 4.22 Information Technology. At all times during the Term, Contractor shall use commercially reasonable efforts to maintain its information technology infrastructure [***]. Contractor shall comply with the United’s information technology incident, problem and change management processes in effect as of the Effective Date, along with the Cyber Data Risk Requirements attached hereto as Exhibit T, [***].

Section 4.23 [***]

ARTICLE V

CERTAIN RIGHTS OF UNITED

Section 5.01 Use of Covered Aircraft. Contractor agrees that, except as otherwise directed by United in accordance with the terms and conditions of this Agreement, the Covered Aircraft (other than Covered Aircraft that are Spare Aircraft which may be used as provided in Section 2.01(i)), may be used only to provide Regional Airline Services. Without the written consent of United, the Covered Aircraft may not be used by Contractor for any other purpose, including flying for any other airline or on Contractor’s own behalf.

Section 5.02 No Operation Outside Agreement, Charters. Without prior written consent of United, Contractor will not use any of the services (excluding maintenance service) afforded to Contractor by United to provide air transportation or related services to other carriers or affiliates of Contractor. Under no circumstances will Contractor be permitted to operate aircraft bearing the United Marks in city pairs other than those marks specified by United pursuant to Section 4.08, without the prior written consent of United.

Section 5.03 Intentionally omitted.

Section 5.04 [***]

Section 5.05 [***]

ARTICLE VI

INSURANCE AND TAXES

Section 6.01 Minimum Insurance Types. During the Term, in addition to any insurance required to be maintained by Contractor pursuant to the terms of any aircraft lease (including each Covered Aircraft Lease), or by any applicable governmental airport authority, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility, in each case to the extent available on a commercially reasonable basis, as follows:

(a) Comprehensive aircraft hull and liability insurance, including aircraft third party, passenger liability (including passengers’ baggage and personal effects), cargo and mail legal liability, and all-risk ground and flight physical damage, with a combined single limit of not less than the greater of (i) [***] per occurrence and (ii) the highest single limit per occurrence of any aircraft hull and liability insurance maintained by Contractor under any other capacity purchase arrangement, and a minimum limit in respect of personal injury for non-passengers (per clause AVN 60 or its equivalent) of [***] per occurrence and in the aggregate, and war risk hull and liability insurance as provided by the FAA program or by commercial providers of such insurance with a combined single limit no less than the greater of (i) [***] per occurrence and (ii) the highest single limit per occurrence of any war risk hull and liability insurance maintained by Contractor under any other capacity purchase arrangement;

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(b) Workers’ compensation as required by the appropriate jurisdiction and employer’s liability with a limit of not less than [***] combined single limit; and

(c) Other property and liability insurance coverages of the types and in the amounts that would be considered reasonably prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement, but in any event of the type and the amount that United may reasonably require to prevent or minimize a disruption in the provision of Regional Airline Services resulting from a casualty or liability incident related to Contractor’s operations. All coverages described in this Section 6.01 shall be placed with deductibles reasonably prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement.

Section 6.02 Endorsements. Unless Contractor and United are participating in a combined policy placement, Contractor shall cause the policies described in Section 6.01 to be duly and properly endorsed by Contractor’s insurance underwriters with respect to Contractor’s flights and operations as follows:

(a) To provide that the underwriters shall waive subrogation rights against United, its directors, officers, agents, employees and other authorized representatives, except for their gross negligence or willful misconduct (excluding aircraft hull coverage);

(b) To provide that United, its directors, officers, agents, employees and other authorized representatives shall be endorsed as additional insured parties;

(c) To provide that insurance shall be primary to and without right of contribution from any other insurance which may be available to the additional insureds;

(d) To include a breach of warranty provision in favor of the additional insureds;

(e) To accept and insure Contractor’s hold harmless and indemnity undertakings set forth in this Agreement, but only to the extent of the coverage afforded by the policy or policies; and

(f) To provide that such policies shall not be canceled, terminated or materially altered, changed or amended until [***] (but [***] or such lesser period as may be available in respect of war risk and allied perils and [***] in the case of a cancellation for nonpayment of premium) after written notice shall have been sent to United.

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Section 6.03 Evidence of Insurance Coverage. Promptly following the Effective Date, upon renewal and at United’s request at any time from time to time, Contractor shall furnish to United evidence reasonably satisfactory to United of such insurance coverage and endorsements referenced above in this Article VI, including (i) certificates certifying that such insurance and endorsements are in full force and effect, (ii) all premiums, exposures and rates for United flights (which shall reflect planned exposure at plan inception and actual exposure thereafter) and (iii) a letter from Contractor’s broker with excerpts from the applicable insurance policies verifying the information set forth in clause (ii). If Contractor fails to acquire or maintain insurance in a manner that is reasonable and prudent for an entity of Contractor’s size as herein provided, then, without limiting United’s remedies pursuant to this Agreement with respect to such failure, United may at its option and its own cost secure such insurance on Contractor’s behalf at Contractor’s expense.

Section 6.04 Failure to Maintain Insurance. In the event that Contractor fails to acquire or maintain insurance as provided herein, United may at its option secure such insurance on Contractor’s behalf at Contractor’s expense at levels of coverage that are standard in the airline market for operators of the same size as the Contractor’s fleet of Covered Aircraft.

Section 6.05 Taxes.

For the avoidance of doubt, this Section 6.05 exclusively addresses tax matters arising under this Agreement and does not in any way address taxes resulting from the merger and conversion contemplated by the Merger Agreement or arising under the other Transaction Agreements.

(a) Transaction Taxes. Contractor agrees to indemnify and hold United harmless from any and all penalties or interest arising out of any real and personal property, sales and use, occupational, gross receipts, value added, income, franchise and any other taxes, customs, duties, excise taxes, fees, charges or assessments, of any nature whatsoever imposed by any federal, state, local or foreign government or taxing authority upon Contractor or United with respect to Contractor’s performance of this Agreement, or to Contractor’s operations, or the equipment contained therein or services provided thereby, or the revenues derived therefrom (except for [***]). If a claim is made against United for any penalties or interest referred to above, United will promptly notify Contractor and request payment of such claim. If requested by Contractor in writing, United will upon receipt of indemnity and evidence that Contractor has made adequate provision for the payment of such penalties or interest, reasonably satisfactory to United, contest the validity, applicability or amount of such penalties or interest, taxes and other charges at Contractor’s expense. Contractor shall pay United upon demand for all expenses incurred (including all costs, expenses, losses, legal and accountants’ fees, penalties and interest) in making payment, in protesting or seeking refund of such penalties or interest.

(b) Payroll Taxes. Contractor acknowledges that it is responsible for and will pay to the appropriate authority, and will indemnify and hold United harmless from, any and all federal or state payroll taxes, FICA, unemployment tax, state unemployment compensation contribution, disability benefit payments, insurance costs and any other assessments or charges which relate directly or indirectly to the employment by Contractor of Contractor’s employees. United acknowledges that it is responsible for and will pay to the appropriate authority, and will indemnify and hold Contractor harmless from, any and all federal or state payroll taxes, FICA, unemployment tax, state unemployment compensation contribution, disability benefit payments, insurance costs and any other assessments or charges which relate directly or indirectly to the employment by United of United’s employees.

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(c) Permits and Licenses. Contractor will comply with all federal, state and local laws, rules and regulations, will timely obtain and maintain any and all permits, certificates or licenses necessary for the full and proper conduct of its operations, and will pay all fees assessed for airport use including but not limited to landing fees, user airport fees and prorated airport facility fees. Contractor further agrees to comply with all mandatory resolutions issued by the Air Transport Association of America (“ATA”) and all non-binding recommended resolutions of the ATA, which are adopted by United.

ARTICLE VII

INDEMNIFICATION

Section 7.01 Contractor Indemnification of United. Contractor shall be liable for and hereby agrees to fully defend, release, discharge, indemnify and hold harmless United, United Airlines Holdings, Inc. (“United’s Parent”), their respective subsidiaries and their respective directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from United, United’s Parent, their respective subsidiaries or their respective directors, officers, employees or agents, including any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any Person including any of Contractor’s, United’s, United’s Parent’s or their respective subsidiaries’ directors, officers, employees or agents, (ii) loss of, damage to, or destruction of property (including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), including any loss of use of such property, and (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to (x) any act or omission by Contractor or any of its directors, officers, employees or agents relating to the provision of Regional Airline Services, (y) the performance, improper performance, or non-performance of any and all obligations to be undertaken by Contractor or any of its directors, officers, employees or agents pursuant to this Agreement, or (z) the operation, non-operation, or improper operation of the Covered Aircraft or Contractor’s equipment or facilities at any location, in each case [***]. Contractor will use commercially reasonable efforts to cause and assure that Contractor will at all times be and remain in custody and control of all aircraft, equipment, and facilities of, or operated by, Contractor, and United and its directors, officers, employees and agents shall not, for any reason, be deemed to be in custody or control, or a bailee, of such aircraft, equipment or facilities.

Section 7.02 United Indemnification of Contractor. United shall be liable for and hereby agrees fully to defend, release, discharge, indemnify, and hold harmless Contractor, Parent and their respective directors, officers, employees, and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from Contractor,

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Parent or their respective directors, officers, employees or agents, including any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any Person including any of Contractor’s, Parent’s, United’s or United’s Parent’s directors, officers, employees or agents (for the avoidance of doubt, excluding Contractor as such an agent), (ii) loss of, damage to, or destruction of property (including any loss of use of such property including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), and (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to, (x) the performance, improper performance, or nonperformance of any and all obligations to be undertaken by United or any of its directors, officers, employees or agents (for the avoidance of doubt, excluding Contractor as such an agent) pursuant to this Agreement, (y) the operation, non- operation or improper operation of United’s aircraft, equipment or facilities (excluding, for the avoidance of doubt, Covered Aircraft and any equipment or facilities leased or subleased by United to Contractor) at any location, in each case [***]. United will use commercially reasonable efforts to cause and assure that United will at all times be and remain in custody and control of any aircraft, equipment and facilities of, or operated by, United, and Contractor and its directors, officers, employees and agents (excluding Contractor as such an agent) shall not, for any reason, be deemed to be in the custody or control, or a bailee, of such aircraft, equipment or facilities.

Section 7.03 Indemnification Claims. A party (the “Indemnified Party”) entitled to indemnification from another party under the terms of this Agreement (the “Indemnifying Party”) shall provide the Indemnifying Party with prompt written notice (an “Indemnity Notice”) of any third party claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder. Notwithstanding the foregoing, the failure of an Indemnified Party to promptly provide an Indemnity Notice shall not constitute a waiver by the Indemnified Party to any right to indemnification or otherwise relieve such Indemnifying Party from any liability hereunder unless and only to the extent that the Indemnifying Party is materially prejudiced as a result thereof. The Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that, unless a settlement includes an unconditional release of an Indemnified Party, no settlement by the Indemnifying Party of such a claim will be binding on such Indemnified Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnified Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth in this Section 7.03, no settlement or other compromise or consent to a judgment by the Indemnified Party with respect to a third party claim as to which the Indemnifying Party is asserted to have an indemnity obligation hereunder will be binding on the Indemnifying Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnifying Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed, it being agreed however that it shall be reasonable for the Indemnifying Party to withhold or delay its consent if the Indemnifying Party reasonably asserts that the claim is not fully covered by the indemnity provided hereunder, and the entering into of any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party

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shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any loss, damage or expense suffered by the Indemnified Party hereunder. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within 30 days of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, then the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim without the prior consent of the (otherwise) Indemnifying Party. In the latter event, the Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek reimbursement from the Indemnifying Party.

Section 7.04 Employer’s Liability; Independent Contractors; Waiver of Control.

(a) Employer’s Liability and Workers’ Compensation. Each party hereto assumes full responsibility for its employer’s and workers’ compensation liability to its respective officers, directors, employees or agents on account of injury or death resulting from or sustained in the performance of their respective service under this Agreement. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of workers’ compensation and employer’s liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age or retirement benefits, pensions or annuities now or hereafter imposed upon employers by the government of the United States or any other governmental body, including state, local or foreign, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise.

(b) Employees, etc., of Contractor. The employees, agents, and independent contractors of Contractor engaged in performing any of the services Contractor is to perform pursuant to this Agreement are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of United. In its performance under this Agreement, Contractor will act, for all purposes, as an independent contractor and not as an agent for United. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of United pursuant to this Agreement, United will have no supervisory power or control over any employees, agents or independent contractors engaged by Contractor in connection with its performance hereunder and Contractor shall defend, indemnify and hold harmless United and its directors, officers, employees and agents from and against any and all claims alleging that United is the employer of any said employees, agents or independent contractors engaged by Contractor. All complaints or requested changes in procedures made by United will, in all events, be transmitted by United to Contractor’s designated representative. Nothing contained in this Agreement shall be construed as joint employment or is intended to limit or condition Contractor’s control over its operations or the conduct of its business as an air carrier.

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(c) Employees, etc., of United. The employees, agents, and independent contractors of United engaged in performing any of the services United is to perform pursuant to this Agreement are employees, agents, and independent contractors of United for all purposes, and under no circumstances will be deemed to be employees, agents, or independent contractors of Contractor. Contractor will have no supervision or control over any such United employees, agents and independent contractors and any complaint or requested change in procedure made by Contractor will be transmitted by Contractor to United’s designated representative. In its performance under this Agreement, United will act, for all purposes, as an independent contractor and not as an agent for Contractor.

(d) Contractor Flights. The fact that Contractor’s operations are conducted under United Marks and listed under the flight code designated by United will not affect their status as flights operated by Contractor for purposes of this Agreement or any other agreement between the parties, and Contractor and United agree to advise all third parties, including passengers, of this fact.

Section 7.05 Unauthorized Obligations. Notwithstanding anything to the contrary in this Agreement:

(a) nothing in this Agreement authorizes United to make any contract, agreement, warranty or representation on Contractor’s behalf, or to incur any debt or obligation in Contractor’s name (a “Contractor Unauthorized Obligation”), and United hereby agrees to defend, indemnify, save, release and hold Contractor and its officers, directors, employee and agents harmless from any and all liabilities, claims, judgments and obligations which arise as a result of or in connection with or by reason of any such Contractor Unauthorized Obligation made by United or its officers, directors, employees, agents or independent contractors (other than Contractor) in the conduct of United’s operations; and

(b) nothing in this Agreement authorizes Contractor or any of its affiliates to make any contract, agreement, warranty or representation on United’s behalf, or to incur any debt or obligation in United’s name, or to dispose of any of United’s assets, or to enter into agreements with third parties which create liens, claims or encumbrances on any of United’s assets (a “United Unauthorized Obligation”), and Contractor hereby agrees to defend, indemnify, save, release and hold United and its officers, directors, employee and agents harmless from any and all liabilities, claims, judgments and obligations which arise as a result of or in connection with or by reason of any such United Unauthorized Obligation made by Contractor or any of its affiliates or any of their respective officers, directors, employees, agents or independent contractors in connection with the conduct of Contractor’s operations.

Section 7.06 Survival. The provisions of this Article VII shall survive the termination of this Agreement for a period of seven years.

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ARTICLE VIII

TERM, TERMINATION AND DISPOSITION OF AIRCRAFT

Section 8.01 Term; [***].

(a) Unless earlier terminated or extended as provided under this Agreement, the term of this Agreement shall commence on the Effective Date and continue until the date on which there are no Covered Aircraft performing Regional Airline Services under this Agreement (the “Term”); provided that the Term applicable to any specific aircraft shall commence on the date that such aircraft commences scheduled service under this Agreement and shall continue until the withdrawal of such Covered Aircraft from the capacity purchase provisions of this Agreement pursuant to this Article VIII, or as otherwise expressly set forth on Schedule 1 or otherwise in this Agreement.

(b) Notwithstanding anything to the contrary in this Agreement, at any time from time to time [***].

Section 8.02 Early Termination.

(a) By United for Cause. United shall have the right to terminate this Agreement, immediately upon written notice (but without any prior notice), which notice may specify a termination of this Agreement with respect to all or a portion of the Covered Aircraft, following the occurrence of any event that constitutes Cause. Any termination pursuant to this Section 8.02(a) shall supersede any other termination pursuant to any other provision of this Agreement (even if such other right of termination shall already have been exercised), and the date of such notice shall specify the Termination Date for purposes of this Agreement (and such Termination Date pursuant to this Section 8.02(a) shall supersede any other Termination Date that may have been previously established pursuant to another termination).

(b) By United for Breach. United may terminate this Agreement with respect to [***], upon the occurrence of a material breach of this Agreement by Contractor, [***]. The parties agree that, without limiting the circumstances or events that may constitute a material breach, each of the following shall constitute a material breach of this Agreement by Contractor:

[***]

(c) By Contractor for Breach. Contractor may terminate this Agreement [***], provided that United [***].

(d) Waiver of Breach.

(i) Except as otherwise provided in Section 8.02(b), if a notice of termination under Section 8.02(b)(iii) is not delivered by United within [***] after the end of the cure period relating solely to the default described in such relevant provision under Section 8.02(b)(iii), then United shall be deemed to have conclusively waived its right hereunder to terminate solely as to the particular circumstance triggering Section 8.02(b)(iii) (it being understood, for the avoidance of doubt, that such waiver shall not apply to subsequent or other circumstances even if a calendar month in such subsequent or other performance default also was implicated in the performance default subject to such waiver).

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(ii) If a notice of termination under Section 8.02(c) is not delivered by Contractor within [***] after the end of the applicable cure period (or occurrence of such breach if there is not a cure period provided pursuant to Section 8.02(a), Section 8.02(b), or Section 8.02(c)), then Contractor shall be deemed to have conclusively waived its right hereunder to terminate for any such breach; provided that [***].

(e) Intentionally omitted.

(f) Survival During Wind-Down Period. With respect to a Covered Aircraft that is terminated under Article VIII, this Agreement shall survive in full force and effect (and the Term shall continue), beyond the Termination Date until the end of the Wind-Down Period, and the rights and obligations of the parties under this Agreement, including applicable payments expressly required hereunder and remedies available upon the occurrence of events constituting Cause or material breach, shall continue with respect to the Covered Aircraft until they are withdrawn from this Agreement and otherwise until the later of the Termination Date and the end of the Wind-Down Period, if any; provided that, automatically upon the expiration of the Wind-Down Period with respect to such aircraft, this Agreement shall have terminated in its entirety with respect to such aircraft.

Section 8.03 Disposition of Aircraft during Wind-Down Period.

(a) Termination by United for Cause. If this Agreement is terminated pursuant to Section 8.02(a), [***] shall apply. If this Agreement is terminated pursuant to Section 8.02(a) and United does not make the foregoing election, then the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions:

(i) As of the Termination Date, the number of Covered Aircraft specified in the termination notice delivered by United to Contractor pursuant to Section 8.02(a) shall automatically be withdrawn from the capacity purchase provisions of this Agreement and shall cease to be Covered Aircraft as of such date. As to Covered Aircraft, Contractor shall on the withdrawal date for such aircraft deliver possession of such aircraft to United or its designee and all of the Covered Aircraft Leases for withdrawn Covered Aircraft will, upon such delivery, be terminated in accordance with the terms of the Covered Aircraft Leases. The provisions of this Section 8.03(a)(i) shall supersede any Wind-Down Schedule delivered pursuant to any other provision of this Agreement.

(ii) Upon the withdrawal of each Covered Aircraft that is being returned to United (or its designee) pursuant to this Section 8.03(a), Contractor shall remain [***].

(b) Termination by United for Breach, Etc. If this Agreement is terminated by United under Section 8.02(b), then [***] shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions:

(i) Within [***] of delivery of any notice of termination delivered pursuant to Section 8.02(b), United shall deliver to Contractor an irrevocable written Wind-Down Schedule, providing for the withdrawal of such Covered Aircraft from the capacity purchase provisions of this Agreement, delineating the number of each aircraft type to be withdrawn by month.

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(ii) United shall deliver to Contractor the Wind-Down Schedule within [***] of providing the applicable notice pursuant to Section 8.02(b); provided that the Wind- Down Schedule (x) may not commence until the Termination Date, (y) may not provide for the withdrawal of any Covered Aircraft prior to the date that is [***] after the date of delivery of the Wind-Down Schedule and (z) may not provide for the withdrawal of any Covered Aircraft for more than [***] after the date of delivery of the notice of termination delivered pursuant to Section 8.02(b). The Wind-Down Schedule may not provide for the withdrawal of more than [***] Covered Aircraft per calendar month. United shall have complete discretion in the selection of the particular Covered Aircraft to be withdrawn in any month. Upon the date for withdrawal of a Covered Aircraft specified in the Wind-Down Schedule established pursuant to this Section 8.03(b), such aircraft shall cease to be a Covered Aircraft, and, in the case of each Covered Aircraft, Contractor shall deliver possession of such aircraft to United (or its designee) on such withdrawal date for such aircraft and the Covered Aircraft Lease with respect to such aircraft shall, upon such delivery in accordance with the terms of such Covered Aircraft Lease, be terminated in accordance with the terms of such Covered Aircraft Lease.

(c) Termination by Contractor for Breach. If this Agreement is terminated by Contractor under Section 8.02(c), then the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions:

(i) The notice of termination delivered by Contractor to United pursuant to Section 8.02(c)(i) shall be irrevocable and shall contain a Termination Date that is not more than [***] after the date of such notice; provided that such termination notice shall be void and of no further effect automatically upon the payment by United prior to such Termination Date of all unpaid amounts giving rise to the default under Section 8.02(c)(i). As of the Termination Date set forth in a notice of termination delivered pursuant to Section 8.02(c)(i), [***]. Within [***] of delivering such termination notice pursuant to Section 8.02(c)(i), Contractor shall deliver to United a Wind-Down Schedule. The Wind-Down Schedule shall [***].

(ii) The notice of termination delivered by Contractor to United pursuant to Section 8.02(c)(ii) shall be irrevocable and shall contain a Termination Date that is at least [***] after the date of such notice. Within [***] of delivering such termination notice pursuant to Section 8.02(c)(ii), Contractor shall deliver to United a Wind-Down Schedule. The Wind-Down Schedule shall [***].

(iii) The notice of termination delivered by Contractor to United pursuant to Section 8.02(c)(iii) shall be irrevocable and shall contain a Termination Date that is at least [***] after the date of such notice. Within [***] of delivering such termination notice pursuant to Section 8.02(c)(iii), Contractor shall deliver to United a Wind-Down Schedule. The Wind-Down Schedule shall [***].

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(iv) Covered Aircraft being returned following a termination notice delivered pursuant to Section 8.02(c)(ii) shall be returned to United in accordance with Contractor’s Wind-Down Schedule delivered pursuant to Section 8.03(c)(ii), and each such aircraft shall cease to be a Covered Aircraft as of the date of such withdrawal.

(d) Intentionally omitted.

(e) Intentionally omitted.

(f) Other Remedies in Lieu of Termination for Labor Strike and Other Circumstances. In the event of the occurrence of (i) a Labor Strike or (ii) the mandatory grounding of any portion of the Covered Aircraft [***], then, so long as United has not provided a termination notice to Contractor pursuant to Section 8.02(b), United shall [***].

(g) [***].

(h) Damages; Rescission. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT (INCLUDING, FOR THE AVOIDANCE OF DOUBT, THE ENTITLEMENT TO LIQUIDATED DAMAGES UNDER THIS AGREEMENT, WHICH SHALL NOT BE LIMITED IN ANY MANNER WHATSOEVER BY THIS SECTION 8.03(h)), NO PARTY TO THIS AGREEMENT OR ANY OF ITS AFFILIATES SHALL BE LIABLE TO ANY OTHER PARTY HERETO OR ANY OF ITS AFFILIATES FOR CLAIMS FOR CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS WHETHER A CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, VIOLATION OF ANY APPLICABLE DECEPTIVE TRADE PRACTICES ACT OR SIMILAR LAW OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, AND EACH PARTY RELEASES THE OTHERS AND THEIR RESPECTIVE AFFILIATES FROM LIABILITY FOR ANY SUCH DAMAGES; PROVIDED THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO LIMIT THE LIABILITY OF ANY PARTY FOR THE CONSEQUENTIAL DAMAGES SUFFERED BY ANY OTHER PARTY IF THE FIRST PARTY ACTED IN BAD FAITH. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, NOTHING IN THIS SECTION 8.03(h) SHALL LIMIT (X) A PARTY’S ENTITLEMENT TO INDEMNIFICATION UNDER ARTICLE VII AS TO THIRD PARTY CLAIMS, OR (Y) THE RIGHT OF ANY PARTY EITHER TO RECOVER DIRECT DAMAGES OR TO EXERCISE ANY RIGHT TO TERMINATE THIS AGREEMENT PURSUANT TO THE TERMS OF THIS AGREEMENT. NO PARTY SHALL BE ENTITLED TO RESCISSION OF THIS AGREEMENT AS A RESULT OF BREACH OF ANY OTHER PARTY’S REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS, OR FOR ANY OTHER MATTER.

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Section 8.04 [***].

ARTICLE IX

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 9.01 Representations, Warranties and Covenants of Contractor. Contractor represents, warrants and covenants to United as of the date hereof as follows:

(a) Organization and Qualification. Contractor is a duly organized and validly existing corporation in good standing under the laws of the State of [Delaware] and Contractor has the power and authority to own, operate and use its assets and to provide the Regional Airline Services. Contractor is duly qualified to do business as a foreign entity under the laws of each jurisdiction that requires such qualification.

(b) Authority Relative to this Agreement. Contractor has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Contractor. This Agreement has been duly and validly executed and delivered by Contractor and is, assuming due execution and delivery thereof by United and that United has legal power and right to enter into this Agreement, a valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c) Conflicts. Neither the execution or delivery of this Agreement nor the performance by Contractor of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Contractor’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Contractor is a party or by which it or any of its properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third Person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances.

(d) No Default. To the knowledge of Contractor and Parent, Contractor is not (i) in violation of its certificate of incorporation, (ii) in breach or default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or

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to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, where such violation, breach, default or failure would have a material adverse effect on Contractor or on its ability to provide Regional Airlines Services and otherwise perform its obligations hereunder. To the knowledge of Contractor and Parent, no third party to any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument that is material to Contractor to which Contractor is a party or by which any of them are bound or to which any of their properties are subject, is in default in any material respect under any such agreement.

(e) Broker. Contractor has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

(f) Insurance. Contractor is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles as are customary in the businesses in which they are engaged. Contractor has not received notice of cancellation or non-renewal of such insurance. All such insurance is outstanding and duly in force on the date hereof. Contractor has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on Contractor.

(g) No Proceedings. There are no legal or governmental proceedings pending, or investigations commenced of which Contractor has received notice, in each case to which Contractor is a party or of which any property or assets of Contractor is the subject which, if determined adversely to Contractor, would individually or in the aggregate have a material adverse effect on Contractor or on its ability to provide Regional Airlines Services and otherwise perform its obligations hereunder; and to the best knowledge of Contractor and Parent, no such proceedings are threatened or contemplated by Governmental Authorities or threatened by others.

(h) No Labor Dispute; No Collective Bargaining Agreement. No labor dispute with the employees of Contractor exists or, to the knowledge of Contractor, is imminent which would reasonably be expected to have a material adverse effect on Contractor or on its ability to provide Regional Airlines Services and otherwise perform their respective obligations hereunder.

(i) Permits. Contractor possesses all material certificates, authorizations and permits issued by FAA and other applicable federal, state or foreign regulatory authorities necessary to conduct its business, to provide Regional Airlines Services and otherwise to perform its obligations hereunder, and Contractor has not [***].

(j) Sanctions and Trade Compliance. None of Contractor, its subsidiaries or affiliates will enter into any agreement, transaction or dealing in violation of, or in a manner that could expose United, its subsidiaries or affiliates to Losses under applicable Law, [***].

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Contractor represents that it has [***].

Section 9.02 Representations and Warranties of United. United represents and warrants to Contractor as of the date hereof as follows:

(a) Organization and Qualification. United is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

(b) Authority Relative to this Agreement. United has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of United. This Agreement has been duly and validly executed and delivered by United and is, assuming due execution and delivery thereof by Contractor and that Contractor has legal power and right to enter into this Agreement, a valid and binding obligation of United, enforceable against United in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c) Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by United of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of United’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which United is a party or by which it or its properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third Person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances.

(d) Broker. United has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

(e) No Proceedings. There are no legal or governmental proceedings pending, or investigations commenced of which United has received notice, in each case to which United is a party or of which any property or assets of United is the subject which, if determined adversely to United, would individually or in the aggregate have a material adverse effect on United or on its ability to perform its obligations hereunder; and to the best knowledge of United, no such proceedings are threatened or contemplated by Governmental Authorities or threatened by others.

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ARTICLE X

MISCELLANEOUS

Section 10.01 Intentionally omitted.

Section 10.02 Notices. All notices or other communications required or permitted hereunder shall be given in writing and given by (i) certified or registered mail, return receipt requested, (ii) nationally recognized overnight delivery service, (iii) e-mail delivery (including delivery of a document in portable document format) with electronic delivery confirmation received by the sender or (iv) personal delivery against receipt to the party to whom it is given, in each case, at such party’s physical or e-mail address set forth below or such other physical address or e-mail address as such party may hereafter specify by written notice to the other parties hereto given in accordance with this Section 10.02. Any such notice or other communication shall be deemed to have been given as of the date so personally delivered or transmitted by e-mail delivery (or, if delivered or transmitted after normal business hours, on the next Business Day) or on the next Business Day when sent by overnight delivery services or five days after the date so mailed if by certified or registered mail.

if to United:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: UAX Notices

[***]

if to Contractor:

Republic Airways Inc.

8909 Purdue Road, Suite 300

Indianapolis, Indiana 46268

Attn: President and Chief Executive Officer

And to:

Republic Airways Inc.

8909 Purdue Road, Suite 300

Indianapolis, Indiana 46268

Attn: Senior Vice President and Chief Financial Officer

[***]

35

With a copy to:

Republic Airways Inc.

8909 Purdue Road, Suite 300

Indianapolis, Indiana 46268

Attn: Senior Vice President and General Counsel

[***]

or to such other address as a party hereto may have furnished to the other party by a notice in writing in accordance with this Section 10.02.

Section 10.03 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties; provided that United may assign without Contractor’s prior written consent this Agreement or any or all of its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of United’s Parent.

Section 10.04 Amendment and Modification. This Agreement may not be amended or modified in any respect except by a written agreement signed by the parties hereto that specifically states that it is intended to amend or modify this Agreement.

Section 10.05 Waiver. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted that specifically states that it is intended to waive such term. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by any party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by each party against whom the existence of such waiver is asserted.

Section 10.06 Interpretation. The table of contents and the section and other headings and subheadings contained in this Agreement and in the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit or schedule hereto. All references to days or months shall be deemed references to calendar days or months. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to an “Article,” a “Section,” an “Exhibit,” or a “Schedule” shall be deemed to refer to a section of this Agreement or an exhibit or schedule to this Agreement, as applicable. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, unless

36

otherwise specifically provided, they shall be deemed to be followed by the words “without limitation.” This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted. Unless specified otherwise, all references in this Agreement to an “option”, a right of “consent” or “election” (including terms correlative to the foregoing), or to other similar rights shall be deemed to be consents, rights to elections or options, or other similar rights, as applicable, that may be withheld, conditioned or delayed at the sole discretion of the party holding such option or right of consent or election, or other similar right, as the case may be.

Section 10.07 Confidentiality. Except as required by law or stock exchange or other regulation or in any proceeding to enforce the provisions of this Agreement, or as otherwise provided below, each party hereby agrees not to publicize or disclose to any third party the existence, terms (including the names of the parties) or conditions of this Agreement or any of the Ancillary Agreements, or any exhibit, schedule or appendix hereto or thereto, or any CPA Records, without the prior written consent of the other parties thereto (except that (i) a party may disclose such information to its existing and potential lenders, lessors and other financing parties, its third-party consultants, its advisors and its representatives, in each case who are themselves bound to keep such information confidential and (ii) United may disclose any information to its organized labor groups and their third-party consultants, advisors and representatives as required pursuant to applicable collective bargaining agreements). Except as required by law or stock exchange or other regulation or in any proceeding to enforce the provisions of this Agreement or any of the Ancillary Agreements, or as otherwise provided below, each party hereby agrees not to disclose to any third party any confidential information or data, both oral and written, received from the other, whether pursuant to or in connection with this Agreement or any of the Ancillary Agreements, and designated as such by the other without the prior written consent of the party providing such confidential information or data (except that a party may disclose such information to its third party consultants, advisors and representatives, in each case who are themselves bound to keep such information confidential). Each party hereby agrees not to use any such confidential information or data of the other party other than in connection with performing their respective obligations or enforcing their respective rights under this Agreement or any of the Ancillary Agreements, or as otherwise expressly permitted or contemplated by this Agreement or any of the Ancillary Agreements. If either party is served with a subpoena or other process requiring the production or disclosure of any of such agreements or information, then the party receiving such subpoena or other process, before complying with such subpoena or other process, shall immediately notify the other parties hereto of the same and permit said other parties a reasonable period of time to intervene and contest disclosure or production. Upon termination of this Agreement, each party must return to each other any confidential information or data received from the other and designated as such by the party providing such confidential information or data which is still in the recipient’s possession or control. Without limiting the foregoing, no party shall be prevented from disclosing in any government filing the following terms of this Agreement: the existence of this Agreement, number of aircraft subject hereto, the periods for which such aircraft are subject hereto, and any termination provisions contained herein. Notwithstanding anything to the contrary in the foregoing, prior to the disclosure of any information relating to this Agreement to a third party or Governmental Authority (even if such disclosure is permitted by the provisions set forth above), Contractor shall provide reasonable advance notice to United, and shall consider in good faith reasonable limitations on disclosure proposed by United (including redactions or the omission of certain schedules or exhibits), it being acknowledged by the parties that the omission or redaction

37

of information customarily contemplated as commercially sensitive (including numerical figures for Base Compensation Rates) shall be deemed to constitute reasonable limitations in all events. Prior to making any public filing of this Agreement or any amendment hereto, or any portion of any of the foregoing, Contractor and Parent shall afford United seven Business Days to propose the redaction of any commercially sensitive information contained therein, and Contractor will consider any such redactions from United in good faith and will use reasonable best efforts to incorporate such redactions into such public filing; provided that nothing in this sentence shall limit the right of Contractor or Parent to make any disclosure that it determines in good faith, upon the advice of its outside counsel, is necessary pursuant to applicable law or stock exchange. The provisions of this Section 10.07 shall survive the termination of this Agreement for a period of 10 years.

Section 10.08 Arbitration.

(a) Agreement to Arbitrate. Subject to the equitable remedies provided under Section 10.12, any and all claims, demands, causes of action, disputes, controversies and other matters in question (all of which are referred to herein as “Claims”) arising out of or relating to this Agreement, shall be resolved by binding arbitration pursuant to the procedures set forth by the AAA. Each of the parties agrees that arbitration under this Section 10.08 is the exclusive method for resolving any Claim and that it will not commence an action or proceeding based on a Claim hereunder, except to enforce the arbitrators’ decisions as provided in this Section 10.08, to compel any other party to participate in arbitration under this Section 10.08. The governing law for any such action or proceeding shall be the law set forth in Section 10.08(f).

(b) Initiation of Arbitration. If any Claim has not been resolved by mutual agreement on or before the 15th day following the first notice of the Claim to or from a disputing party, then the arbitration may be initiated by one party by providing to the other party a written notice of arbitration specifying the Claim or Claims to be arbitrated. If a party refuses to honor its obligations to arbitrate under this provision, the other party may compel arbitration in either federal or state court in Chicago, Illinois and seek recovery of its attorneys’ fees and court costs incurred if the arbitration is ordered to proceed.

(c) Place of Arbitration. The arbitration proceeding shall be conducted in New York, New York, or some other location mutually agreed upon by the parties.

(d) Selection of Arbitrators. The arbitration panel (the “Panel”) shall consist of three arbitrators who are qualified to hear the type of Claim at issue. They may be selected by agreement of the parties within 30 days of the notice initiating the arbitration procedure, or from the date of any order compelling such arbitration to proceed. If the parties fail to agree upon the designation of any or all the Panel, then the parties shall request the assistance of the AAA. The Panel shall make all of its decisions by majority vote. Evident partiality on the part of an arbitrator exists only where the circumstances are such that a reasonable person would have to conclude there in fact existed actual bias, and a mere appearance or impression of bias will not constitute evident partiality or otherwise disqualify an arbitrator. The decision of the Panel will be binding and non-appealable, except as permitted under the Federal Arbitration Act.

38

(e) Choice of Law as to Procedural Matters. The enforcement of this agreement to arbitrate, and all procedural aspects of the proceeding pursuant to this agreement to arbitrate, including the issues subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, and the rules governing the conduct of the arbitration, unless otherwise agreed by the parties, shall be governed by and construed pursuant to the Federal Arbitration Act.

(f) Choice of Law as to Substantive Claims. In deciding the substance of the parties’ Claims, the arbitrators shall apply the substantive laws of the State of New York (excluding New York choice-of-law principles that might call for the application of the law of another jurisdiction).

(g) Procedure. It is contemplated that the arbitration proceeding will be self- administered by the parties and conducted in accordance with procedures jointly determined by the Panel and the parties; provided, however, that if either or both parties believes the process will be enhanced if it is administered by the AAA, then either or both parties shall have the right to cause the process to become administered by the AAA and, thereafter, the arbitration shall be conducted, where applicable or appropriate, pursuant to the administration of the AAA. In determining the extent of discovery, the number and length of depositions, and all other pre-hearing matters, the Panel shall endeavor to the extent possible to streamline the proceedings and minimize the time and cost of the proceedings.

(h) Final Hearing. The final hearing shall be conducted within 120 days of the selection of the entire Panel. The final hearing shall not exceed 10 Business Days, with each party to be granted one-half of the allocated time to present its case to the arbitrators, unless otherwise agreed by the parties.

(i) Damages. Only actual damages may be awarded. It is expressly agreed that the Panel shall have no authority to award treble, exemplary or punitive damages of any type under any circumstances regardless of whether such damages may be available under the applicable law.

(j) Decision of the Arbitration. The Panel shall render its final decision and award in writing within 20 days of the completion of the final hearing completely resolving all of the Claims that are the subject of the arbitration proceeding. The Panel shall certify in its decision that no part of its award includes any amount for treble, exemplary or punitive damages. The Panel’s decision and award shall be final and non-appealable to the maximum extent permitted by law. Any and all of the Panel’s orders and decisions will be enforceable in, and judgment upon any award rendered in the arbitration proceeding may be confirmed and entered by, any federal or state court in Chicago, Illinois having jurisdiction.

Section 10.09 Confidentiality. All proceedings conducted hereunder and the decision and award of the Panel shall be kept confidential by the Panel and the parties.

39

Section 10.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument notwithstanding that United and Contractor are not signatories to the original or the same counterpart. This Agreement may be executed by facsimile signature. Each of United and Contractor shall become bound by this Agreement immediately upon affixing its signature hereto, independently of the signature of any other party.

Section 10.11 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.12 Equitable Remedies. Each party acknowledges and agrees that, under certain circumstances, the breach by a party of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement. Neither the right of any party to terminate this Agreement, nor the exercise of such right, shall constitute a limitation on such party’s right to seek damages or such other legal redress to which such party may otherwise be entitled; provided that, [***].

Section 10.13 Relationship of Parties. Nothing in this Agreement shall be interpreted or construed as establishing between the parties a partnership, joint venture or other similar arrangement.

Section 10.14 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the exhibits and schedules hereto) and the Ancillary Agreements are intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof, as well as all matters between the parties related to the subject matter herein or therein set forth, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, in each case whether oral or written (including electronic correspondence), that may have been made or entered into by or between the parties or any of their respective affiliates or agents relating in any way to the subject matter of this Agreement. This Agreement is made among, and for the benefit of, the parties hereto, and the parties do not intend to create any third-party beneficiaries hereby, and no other Person shall have any rights arising under, or interests in or to, this Agreement.

Section 10.15 Governing Law. Except with respect to matters referenced in Section 10.08(e) (which shall be governed by and construed pursuant to the Federal Arbitration Act), this Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding New York choice-of-law principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies. Except as otherwise provided in Section 10.08(e), any action arising out of this Agreement or the rights and duties of the parties arising hereunder may be brought, if at all, only in the state or federal courts located in the United States District Court for the Northern District of Illinois or the County of Cook, Illinois, as applicable. Each party further agrees to waive any right to a trial by jury.

40

Section 10.16 Right of Set-Off. If (i) any party hereto shall be in default hereunder to any other party, (ii) [***], or (iii) [***], then in each such case the non-defaulting party shall be entitled to set off from any payment owed by such non-defaulting party to the defaulting party hereunder any amount owed by the defaulting party to the non-defaulting party thereunder, [***]; provided that [***]. Upon completion of any such set-off, [***].

Section 10.17 Cooperation with Respect to Reporting. Contractor shall be responsible for filing all reports relating to its operations that arc required by the DOT, FAA or other applicable government agencies (other than any such reports for which United, where permitted by law, has assumed, by written notice to Contractor, the responsibility to file on Contractor’s behalf), and Contractor shall promptly furnish United with copies of all such reports and such other available traffic and operating reports as United may request from time- to-time. Each of the parties hereto agrees to use its commercially reasonable efforts to cooperate with each other party in providing necessary data, to the extent in the possession of the first party, required by such other party in order to meet any reporting requirements to, or otherwise in connection with any filing with or provision of information to be made to, any regulatory agency or other Governmental Authority. If a party [***] prior to the filing deadline (the “Tarmac Delay Notice”), Contractor and United agree that United will file the DOT filing required under 49 U.S.C. 4230l(h) on Contractor’s behalf. United will be liable for any fines assessed by the DOT attributable to United’s failure to file this report by the deadline for such report, unless (i) that failure is caused by or otherwise results from Contractor’s failure to provide United in a timely manner with the necessary data required by United in connection with the filing or (ii) United had provided the Tarmac Delay Notice specified above. The obligations under this Section 10.17 shall survive the termination of this Agreement.

Section 10.18 Covered Aircraft Lease; Delivery; Acceptance; Long-Term Spare Engines [***].

(a) Covered Aircraft Lease. The following provisions shall apply to all Covered Aircraft:

(i) At or prior to the time a Covered Aircraft becomes subject to the terms of this Agreement, United and Contractor shall enter into a Covered Aircraft Lease for such aircraft as an integral part of this Agreement.

(ii) Basic rent otherwise payable by Contractor to United pursuant to the Covered Aircraft Lease with respect to each Aircraft shall be [***].

(iii) Upon the termination of each Covered Aircraft Lease, Contractor shall comply with all of the provisions of the Covered Aircraft Lease applicable at such time. [***]

41

(b) Long-Term Spare Engines. [***].

(c) [***].

Section 10.19 Placement into Service. Prior to Contractor engaging a third party for any heavy maintenance, repair or overhaul with respect to any Covered Aircraft operating under this Agreement [***], Contractor shall [***].

Section 10.20 Early Brake Release.

(a) United shall gather all Aircraft Communication and Reporting System (ACARS) data for each Covered Aircraft that has had its Airline Modifiable Interface (AMI) modified to capture such information relating to the measurement of the time periods elapsed (any such elapsed period, an “EBR Period”) between aircraft brake release and aircraft wheel movement for departures of all Scheduled Flights as measured by ACARS included on all in-service Covered Aircraft. United shall gather such data under the same parameters for all United Express carriers operating E175 aircraft whose aircraft technology allows for similar measurements. Subject to any confidentiality constraints imposed on United, Contractor shall have the right, upon reasonable request, to audit such data that United has gathered. [***]

Section 10.21 Cumulative Remedies. Unless and to the extent as may be otherwise expressly stated in this Agreement (including, but not limited to, Section 2.01(d), Section 2.01(e), Section 2.01(h)(ii), and Section 8.03(f)), no right or remedy conferred upon or reserved to Contractor or United by this Agreement is intended to be, nor shall be deemed, exclusive of any other right or remedy herein or by law or equity provided or permitted, but each will be cumulative of every other right or remedy.

Section 10.22 Intentionally omitted.

Section 10.23 Force Majeure. Without prejudice to United’s rights of termination set forth herein, neither party will be deemed to be in default or breach of this Agreement, in the event and to the extent that its delay or failure to perform as required under this Agreement is caused by a result of any Act of God, [***] (“Force Majeure”); provided that in the event of a Labor Strike [***]. Each of the parties acknowledges that it may or may not realize the full economic or other benefits that it expects to realize from this Agreement and that any failure to realize any or all of such benefits in and of itself shall not constitute Force Majeure. The party affected by an event of Force Majeure, upon prompt written notice given to the other party, shall [***].

Section 10.24 United Wifi. The parties shall use good faith efforts to update the terms and conditions set forth on Exhibit S hereto to be [***], and to comply with such updated terms and conditions, in each case as promptly as reasonably practicable following the Effective Date.

42

Section 10.25 Cybersecurity Addendum. The parties shall use good faith efforts to incorporate new provisions with respect to United’s cybersecurity requirements that are substantially similar to those requirements set forth on Exhibit T to the Republic CPA, and to comply with such new provisions, in each case as promptly as reasonably practicable following the Effective Date.

Section 10.26 Manufacturer Guarantees. Contractor shall comply with all manufacturers’ warranty and guaranty programs that United, on or before the Effective Date, has notified Contractor still apply applicable to each Covered Aircraft (all such programs, the “Manufacturer Programs”) and shall [***]. Without limiting the foregoing in this Section 10.26 and without limiting any of Contractor’s other obligations pursuant to this Agreement, in the event that any payment, amount, credit or other benefit (any such payment, amount, credit or benefit, a “Manufacturer Program Benefit”) is [***], then United and Contractor shall [***].

Section 10.27 Punitive Damages. No party to this Agreement or any of its affiliates shall be liable to any other party hereto or any of its affiliates for claims for punitive, special or exemplary damages, arising out of or relating to this Agreement or the transactions contemplated hereby, regardless of whether a claim is based on contract, tort (including negligence), strict liability, violation of any applicable deceptive trade practices act or similar law or any other legal or equitable principle, and each party releases the others and their respective affiliates from liability for any such damages. No party shall be entitled to rescission of this Agreement as a result of breach of any other party’s representations, warranties, covenants or agreements, or for any other matter; provided that nothing in this Section 10.27 shall restrict the right of any party to exercise any right to terminate this Agreement pursuant to any other provision in this Agreement or any rights or remedies at law or in equity specifically relating to the exercise of any such termination right.

[Signature Page to Follow]

43

IN WITNESS WHEREOF, the parties hereto have caused this Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

UNITED AIRLINES, INC.

By:
Name:
Title:

[NAVY]

By:
Name:
Title:

[NAVY PARENT]

By:
Name:
Title:

Signature Page to

Capacity Purchase Agreement

SCHEDULE 1

Covered Aircraft

Covered Aircraft Number	Aircraft Type	Tail Number	ESN #1	ESN #2	Actual In- Service Date	Scheduled Expiration Date
1	[***]	[***]	[***]	[***]	[DOS]	[***]
2	[***]	[***]	[***]	[***]	[DOS]	[***]
3	[***]	[***]	[***]	[***]	[DOS]	[***]
4	[***]	[***]	[***]	[***]	[DOS]	[***]
5	[***]	[***]	[***]	[***]	[DOS]	[***]
6	[***]	[***]	[***]	[***]	[DOS]	[***]
7	[***]	[***]	[***]	[***]	[DOS]	[***]
8	[***]	[***]	[***]	[***]	[DOS]	[***]
9	[***]	[***]	[***]	[***]	[DOS]	[***]
10	[***]	[***]	[***]	[***]	[DOS]	[***]
11	[***]	[***]	[***]	[***]	[DOS]	[***]
12	[***]	[***]	[***]	[***]	[DOS]	[***]
13	[***]	[***]	[***]	[***]	[DOS]	[***]
14	[***]	[***]	[***]	[***]	[DOS]	[***]
15	[***]	[***]	[***]	[***]	[DOS]	[***]
16	[***]	[***]	[***]	[***]	[DOS]	[***]
17	[***]	[***]	[***]	[***]	[DOS]	[***]
18	[***]	[***]	[***]	[***]	[DOS]	[***]
19	[***]	[***]	[***]	[***]	[DOS]	[***]
20	[***]	[***]	[***]	[***]	[DOS]	[***]
21	[***]	[***]	[***]	[***]	[DOS]	[***]
22	[***]	[***]	[***]	[***]	[DOS]	[***]
23	[***]	[***]	[***]	[***]	[DOS]	[***]
24	[***]	[***]	[***]	[***]	[DOS]	[***]
25	[***]	[***]	[***]	[***]	[DOS]	[***]
26	[***]	[***]	[***]	[***]	[DOS]	[***]
27	[***]	[***]	[***]	[***]	[DOS]	[***]
28	[***]	[***]	[***]	[***]	[DOS]	[***]
29	[***]	[***]	[***]	[***]	[DOS]	[***]
30	[***]	[***]	[***]	[***]	[DOS]	[***]
31	[***]	[***]	[***]	[***]	[DOS]	[***]
32	[***]	[***]	[***]	[***]	[DOS]	[***]
33	[***]	[***]	[***]	[***]	[DOS]	[***]
34	[***]	[***]	[***]	[***]	[DOS]	[***]
35	[***]	[***]	[***]	[***]	[DOS]	[***]
36	[***]	[***]	[***]	[***]	[DOS]	[***]
37	[***]	[***]	[***]	[***]	[DOS]	[***]

Schedule 1-1

38	[***]	[***]	[***]	[***]	[DOS]	[***]
39	[***]	[***]	[***]	[***]	[DOS]	[***]
40	[***]	[***]	[***]	[***]	[DOS]	[***]
41	[***]	[***]	[***]	[***]	[DOS]	[***]
42	[***]	[***]	[***]	[***]	[DOS]	[***]
43	[***]	[***]	[***]	[***]	[DOS]	[***]
44	[***]	[***]	[***]	[***]	[DOS]	[***]
45	[***]	[***]	[***]	[***]	[DOS]	[***]
46	[***]	[***]	[***]	[***]	[DOS]	[***]
47	[***]	[***]	[***]	[***]	[DOS]	[***]
48	[***]	[***]	[***]	[***]	[DOS]	[***]
49	[***]	[***]	[***]	[***]	[DOS]	[***]
50	[***]	[***]	[***]	[***]	[DOS]	[***]
51	[***]	[***]	[***]	[***]	[DOS]	[***]
52	[***]	[***]	[***]	[***]	[DOS]	[***]
53	[***]	[***]	[***]	[***]	[DOS]	[***]
54	[***]	[***]	[***]	[***]	[DOS]	[***]
55	[***]	[***]	[***]	[***]	[DOS]	[***]
56	[***]	[***]	[***]	[***]	[DOS]	[***]
57	[***]	[***]	[***]	[***]	[DOS]	[***]
58	[***]	[***]	[***]	[***]	[DOS]	[***]
59	[***]	[***]	[***]	[***]	[DOS]	[***]
60	[***]	[***]	[***]	[***]	[DOS]	[***]

Schedule 1-2

SCHEDULE 2

[***]

[***]	[***]	[***]

Schedule 2-1

SCHEDULE 3

Compensation

[***]

Schedule 3-2

EXHIBIT A

Definitions

“AAA” – means the American Arbitration Association or any successor organization thereto.

“Act of God” – means an unpreventable natural catastrophe resulting in material consequences, such, without limitation, as an earthquake, a tidal wave, a volcanic eruption, or a tornado (it being understood that [***] shall not constitute an Act of God). For the avoidance of doubt, the parties agree that the term “Act of God” shall only be relevant in this Agreement specifically where it is used.

“Actual In-Service Date” – means, with respect to any specific Covered Aircraft, the date on which such aircraft first enters service under this Agreement.

“Agreement” – is defined in the preamble.

“Aircraft Heavy Checks” means the comprehensive airframe maintenance check, including ancillary aircraft maintenance tasks that require significant downtime of the aircraft and are generally required to be conducted on an aircraft at scheduled intervals to ensure airworthiness, safety, and operational reliability.

“ALPA Letter” – is defined in Section 4.20(b).

“Ancillary Agreements” – means all of the Covered Aircraft Leases entered into by Contractor and United in accordance with Section 10.18, the Parent Guarantee, and each of the other agreements entered into by United and Contractor pursuant hereto, together with all amendments, exhibits, schedules and annexes thereto.

[***]

“Applicable Airport” – means any airport into or from which Scheduled Flights are scheduled to arrive or depart.

“Approved Work Scope” – is defined in Section 2.04.

[***]

“Available Covered Aircraft” – means, as of any date of determination, a Covered Aircraft available to schedule for revenue service pursuant to Section 2.01(c), excluding the then-current number of Spare Aircraft and aircraft not available due to heavy maintenance, overhauls and modifications and the continuous maintenance line.

“Aviation Insurance” – means any aviation insurance pursuant to Section 6.01(a).

“Base Compensation” – is defined in Schedule 3.

“Base Compensation Rates” – means the rates set forth on Appendix 1 to Schedule 3 in respect of Base Compensation.

Exhibit A-1

“BIS” – means the U.S. Department of Commerce’s Bureau of Industry and Security.

“Business Day” – means each Monday, Tuesday, Wednesday, Thursday and Friday unless such day shall be a day when financial institutions in New York, New York or Houston, Texas are authorized by law to close.

“Cause” – means any of the following, each of which (except for (vii)) constitutes a breach of this Agreement: (i) the suspension for [***] or longer as a result of the revocation of Contractor’s authority to operate as a scheduled airline, (ii) the ceasing of Contractor’s operations as a scheduled airline, other than [***]; (iii) the occurrence of a Labor Strike that shall have continued for [***] or longer, (iv) a willful or intentional material breach of this Agreement by Contractor that [***], (v) Contractor knowingly [***], (vi) a breach of any of [***], or (vii) [***]

“CFO” – is defined in Section 3.04.

“Change of Control” – means, with respect to Contractor or Parent (each of the foregoing being referred to in this definition as “Contractor”), [***]:

(i)

Contractor consolidates with, or merges with or into, a Prohibited Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to a Prohibited Person, or a Prohibited Person consolidates with, or merges with or into, Contractor in any such event pursuant to a transaction in which the voting securities of Contractor are converted into or exchanged for cash or securities of a Prohibited Person, except where the holders of voting securities of Contractor immediately prior to such transaction own not less than [***] of the voting securities of the surviving or transferee corporation immediately after such transaction, in each case other than any such transaction between Contractor on the one hand, and United and/or any of its Subsidiaries on the other;

(ii)

the direct or indirect acquisition by any Person or “group” (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), resulting in such Person or group having a total beneficial ownership of more than [***];

(iii)	the liquidation or dissolution of Contractor in connection with which Contractor ceases operations as an air carrier;

(iv)

the sale, transfer or other disposition of all or substantially all of the airline assets of Contractor on a consolidated basis directly or indirectly to a Prohibited Person or its affiliate, whether in a single transaction or a series of related transactions; or

(v)

the execution of bona fide definitive agreements, the consummation of the transactions contemplated by which would result in a transaction being described in any of the immediately preceding clauses (other than any agreement which expressly provides that the consummation of the transaction contemplated by such agreement is conditioned upon the prior written consent of United under this Agreement).

[***]

“Claim” – is defined in Section 10.08(a).

Exhibit A-2

“Compliance Dispute” includes (a) any threatened, pending or completed action, suit, proceeding, penalty, or alternative dispute resolution mechanism, whether civil, criminal, administrative, arbitrative, investigative or other, and whether made pursuant to federal, state or other law; or (b) any inquiry, hearing or investigation that Indemnitee determines might lead to the institution of any such action, suit, proceeding, penalty, or alternative dispute resolution mechanism.

“Contractor” – is defined in the preamble.

“Contractor Fleet” – means Embraer aircraft constituting all or part of the Covered Aircraft.

“Contractor Services” – means (i) Regional Airline Services and (ii) any other services provided by Contractor pursuant to this Agreement or any Ancillary Agreement.

“Contractor Unauthorized Obligation” – is defined as Section 7.05(a).

“Controllable Cancellation” – means a cancellation of a Scheduled Flight that is not an Uncontrollable Cancellation; provided, however, that, [***].

“Controllable Completion Factor” – means, for any period of determination, the number of actual departures completed divided by the number of scheduled departures, excluding [***].

“Controllable Delay” – means a delay categorized as Airport Operations, Flight Operations, Technical Operations, or Technology, which are within Contractor’s control.

“Controllable On-Time Departure” – means a flight departing precisely on or before the scheduled departure time during such period.

“Controllable On-Time Departure Rate” – means, for any period of determination, the percentage of flights that are Controllable On-Time Departures; provided that [***].

“Covered Aircraft” – means all aircraft listed on Schedule 1 (as such schedule is amended from time to time pursuant to the provisions of this Agreement), as adjusted from time to time for withdrawals pursuant to Article VIII.

“Covered Aircraft Lease” means, for each Covered Aircraft, a lease in substantially the form of Exhibit C.

“CPA Records” – is defined in Section 3.04.

[***]

“Cure Quantity” means [***].

“DDTC” – means the U.S. Department of State’s Directorate of Defense Trade Controls.

“DOT” – means the United States Department of Transportation.

“Drinking Water Requirements” – is defined in Section 4.14(h).

Exhibit A-3

“EBR Block Hour Rate” means, as applicable, [***]; provided that, [***].

“EBR Goal” – is defined in Section 10.20(b).

“EBR Performance” – is defined in Section 10.20(b).

“EBR Period” – is defined in Section 10.20(a).

“Effective Date” – means [***].

“Embraer” – means Empresa Brasileira de Aeronautica S.A., a Brazilian corporation with its principal place of business in Sao Paulo, Brazil.

“Engine Line Replaceable Unit” means a component or part that can be removed from a CF34-8E Engine and replaced in a reasonable amount of time.

“Engine LLP” any engine component determined by the FAA to be a life-limited part at any time.

“Environmental Laws” means all applicable federal, state, local and foreign laws and regulations, guidance documents and policy statements of the Centers for Disease Control, the Occupational Health and Safety Administration, the Department of Transportation, and the Federal Aviation Administration, as well as any airport rules or any other applicable regulations, policies, or lease requirements relating to the prevention of pollution, protection of the environment or occupational health and safety, or remediation of environmental contamination, including laws, regulations and rules relating to emissions to the air, discharges to surface and subsurface soil and waters, regulation of potable or drinking water, the use, storage, release, disposal, transport or handling of Hazardous Materials, protection of endangered species, and aircraft noise, vibration, exhaust and over flight.

“FAA” – means the United States Federal Aviation Administration.

“Final Monthly Schedule” – means the final schedule of Scheduled Flights for the next calendar month delivered by United to Contractor pursuant to Section 2.01(c).

“Force Majeure” – is defined in Section 10.23.

“Fuel Services” – means the act of putting fuel product into an aircraft and taking fuel product out of an aircraft, and any other incidental tasks as are customarily required from time to time in connection therewith; provided that the cost of aircraft fuel shall not be included as a cost of Fuel Services.

“GAAP” – means U.S. generally accepted accounting principles, consistently applied.

“GDP” – is defined in Section 2.08.

“Governmental Authority” – means any federal, state, local, maritime, municipal, or other government; any governmental, regulatory or administrative agency, commission, body, or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal having or asserting jurisdiction.

Exhibit A-4

“Governmental Entity” – means any United States or foreign (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (iii) body exercising, or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal.

“Ground Handling Services” – means the ground handling services performed in connection with regional and/or mainline airline services, which services will typically (but not necessarily) include the following: (i) gate check-in activities, (ii) passenger enplaning/deplaning activities, (iii) sky cap and wheelchair services, (iv) aircraft loading/unloading services, (v) passenger ticketing, (vi) jetbridge maintenance, (vii) janitorial services, (viii) deicing and glycol services, (ix) pushback, (x) airstarts, (xi) aircraft overnight cleaning, including lavatory service and water service, (xii) aircraft cleaning and lavatory service during the operating day, and (xiii) catering supplies and paper goods.

[***]

“GSE” – is defined in Section 4.17(c).

“Hazardous Materials” – means any substances, whether solid, liquid or gaseous, which are listed and/or regulated as hazardous, toxic, or similar terminology under any Environmental Laws or which otherwise cause or pose threat or hazard to human health, safety or the environment, including petroleum and petroleum products.

“Hub Airport” – means, as of any date of determination, (i) [***], (ii) [***], (iii) [***]and (iv) any other airport at which Contractor [***].

“IATA” – is defined in Section 4.05.

“Identification” – means the United Marks, the aircraft livery set forth on Exhibit H, the United flight code and other trade names, trademarks, service marks, graphics, logos, employee uniform designs, distinctive color schemes and other identification selected by United in its sole discretion for the Regional Airline Services to be provided by Contractor, whether or not such identification is copyrightable or otherwise protected or protectable under federal law.

[***]

“Indemnified Party” – is defined in Section 7.03.

“Indemnifying Party” – is defined in Section 7.03.

“Indemnity Notice” – is defined in Section 7.03

“Initial Proposed Monthly Schedule” – is defined in Section 2.01(c)(ii).

Exhibit A-5

“Invoiced Amount” – is defined in Section 3.05(a).

“IOSA” – is defined in Section 4.05.

“Labor Strike” – means a labor dispute, as such term is defined in 29 U.S.C. Section 113(c) involving Contractor and some or all of its employees, which [***].

“Law” – means any law, rule, regulation, code, ordinance and order of a Governmental Entity.

“Long-Term Spare Engine” – means any engine [***], in each case to be [***].

“Losses” – means any and all expenses, damages, losses, liabilities, judgments, fines, penalties (whether civil, criminal or other), amounts paid or payable in settlement, and all other charges paid or payable in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness or participate in, any Compliance Dispute.

“Manufacturer Program Benefit” – is defined in Section 10.26.

“Manufacturer Programs” – is defined in Section 10.26.

“Merger Agreement” – means that certain Agreement and Plan of Merger between Mesa Air Group and Republic Holdings, and each agreement entered into pursuant to any such agreement on or before the Effective Date.

“Mesa Air Group” – means Mesa Air Group, Inc., prior to the merger contemplated by the Transaction Agreements.

[***]

“Net Monthly Payment Amount” – is defined in Section 3.05(b).

[***].

“OFAC” – means the U.S. Department of Treasury’s Office of Foreign Asset Control.

“Other United Express Carriers” shall mean all contractors providing regional airline services to United under a capacity purchase agreement (or similar agreement).

“Panel” – is defined in Section 10.08(d).

“Parent” – is defined in the preamble.

“Parent Guarantee” – means that certain guarantee delivered by [Republic Airways Holdings Inc.] concurrently with the execution and delivery of this Agreement, in the form provided by Republic Airways Holdings Inc. pursuant to the Republic CPA or such other form as Parent and United may agree.

[***]

Exhibit A-6

“Permitted Actions” – is defined in Section 4.13(a).

“Person” – means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

[***]

“Prior CPA” – means that certain Third Amended and Restated Capacity Purchase Agreement among United, Contractor and Parent, dated as of December 27, 2022 (as amended from time to time).

“Prohibited Person” – means [***].

“Proposed Final Monthly Schedule” – is defined in Section 2.01(c)(iii).

“Reasonable Operating Constraints” – means the requirements set forth on Exhibit R.

“Regional Airline Services” – means the provisioning by Contractor to United of Scheduled Flights and related ferrying using the Covered Aircraft in accordance with this Agreement.

“Related Agreements” means:

(i) Reciprocal Interline Agreement/Space Available Employee and Eligible Travel Agreement (United Contract No. 165980)

(ii) United Express Positive Space Travel Agreement (United Contract No. 165979); and

(iii) Emergency Response Agreement (United Contract No. 165981).

“Republic” – means Republic Airways Inc.

“Republic CPA” – means that certain Amended and Restated Capacity Purchase Agreement among Republic Airways Holdings Inc., United, and Republic dated as of January 25, 2023 (as amended from time to time).

“Republic Holdings” – means Republic Airways Holdings, Inc., prior to the merger contemplated by the Merger Agreement.

[***]

“Sanctions” – means any restriction imposed by a Governmental Entity on trade, financial dealings or other transactions with any person, territory or country, including the restrictions administered by OFAC, BIS, and/or DDTC, to the extent such restriction is applicable to a Party to this Agreement; compliance with a Sanctions includes avoidance of acts or transactions that would expose a Party to potential designation as a target of a Sanctions or to punitive measures including fines or legal proceedings.

Exhibit A-7

“Scheduled Flight” – is defined in Section 2.01(c)(i).

“Spare Aircraft” – means any Covered Aircraft that is designated by Contractor as spare aircraft pursuant to Section 2.01(i), which may be used by Contractor to replace another aircraft in the operation of a Scheduled Flight that otherwise would be cancelled or as otherwise provided in Section 2.01(i).

“Staffing Incapacity” – is defined in Section 2.01(c)(ii).

“Subject Schedule” – is defined in Section 2.01(f).

“Subsidiary” – means, as to any Person, (a) any corporation more than [***] of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, association, joint venture, limited liability company, joint stock company or any other form of business or professional entity, in which such Person directly or indirectly through Subsidiaries has more than [***] equity interest at any time.

[***]

“System Flight Disruption” – means the failure by Contractor to complete at least [***] of the aggregate Scheduled Flights in any [***], or at least [***] of the aggregate Scheduled Flights in any [***] period, in each case [***].

“Tarmac Delay Notice” – is defined in Section 10.17.

“Term” – has the meaning set forth in Section 8.01(a), as earlier terminated pursuant to Section 8.02, if applicable, and any Wind-Down Period.

“Terminal Facilities” – means all terminal facilities and spaces leased, subleased or otherwise retained or used by a party at an Applicable Airport, including all baggage makeup areas, inbound baggage areas and other terminal facilities.

“Termination Date” – means the date of early termination of this Agreement, as provided in a notice delivered from one party to the others pursuant to Section 8.02, or, if no such early termination shall have occurred, the date of the end of the Term.

[***]

“Transaction Agreements” – means this Agreement, [***], and each agreement entered into pursuant to any such agreement on or before the Effective Date.

“TSA” – means the United States Transportation Security Administration.

Exhibit A-8

“Uncontrollable Cancellation” – means a cancellation of a Scheduled Flight that is solely weather-related, or ATC-related, or a United Cancelled Flight as described in the first paragraph of Section 2.01(c).

“Uncontrollable Delay” – means a delay of a Scheduled Flight for any reason that, if it resulted in the cancellation of such flight, would constitute an Uncontrollable Cancellation.

“United” – is defined in the preamble.

“United Cancelled Flight” – is defined in Section 2.01(c)(i).

“United Cargo Program” – means United’s “QuickPak” and “Petsafe” programs and/or any additional or replacement cargo program implemented by United from time to time, pursuant to which: (i) Contractor shall accept for carriage all baggage and shipments, whether from the ticket counter or cargo facility, that are permitted under United’s DOT and FAA approved Dangerous Goods (“DG”) management program, (ii) Contractor shall have access to United’s required training records and DG procedures and/or forms as necessary to permit Contractor to integrate such procedures into its existing flight crew training and acceptance procedures, (iii) Contractor shall accept and maintain compliance with United’s Hazardous Training Program for Scheduled Flights, and any training in connection therewith may be utilized to meet Contractor’s requirements under 14 CFR 121.1001-1007, Subpart Z, and (iv) Contractor shall be permitted to transport its aircraft parts which are shipped as Company Material (COMAT) on Scheduled Flights, which shipments shall be tendered and/or accepted for shipment only by United’s employees or agents who have satisfactorily completed United’s required DG training and are authorized to perform such tendering and/or acceptance functions.

“United Directed Charter Flights” – is defined in Section 2.01(g).

“United Engines” – means, collectively, the engines associated with the Covered Aircraft listed on Schedule 1, the Long-Term Spare Engines and any [***].

“United Fuel Efficiency Expenses” means any expenses incurred or reimbursable (subject to pre-approval) by United under the terms of any fuel efficiency program entered into pursuant to Section 4.11 for the development, implementation or management of such program by Contractor.

“United Maintenance” – is defined in Section 10.19.

“United Marks” – is defined in Exhibit G.

“United’s Parent” – is defined in Section 7.01.

[***]

“United Unauthorized Obligation” – is defined in Section 7.05(b).

“Wind-Down Period” – means the period after the Termination Date and until the later to occur of (x) the time when all Covered Aircraft have been withdrawn from the capacity purchase provisions of this Agreement and (y) the time when the last Covered Aircraft subject to a Covered Aircraft Lease has been returned to United (or its designee).

Exhibit A-9

“Wind-Down Schedule” – means the schedule, determined as provided in Article VIII of this Agreement, for Covered Aircraft to be either (x) in the case of aircraft not subject to a Covered Aircraft Lease, withdrawn from the capacity purchase provisions of this Agreement or (y) in the case of aircraft subject to a Covered Aircraft Lease, returned to United (or its designee).

Exhibit A-10

EXHIBIT B

[***]

[***]

Exhibit B-1

EXHIBIT C

Covered Aircraft Leases

[Attached]

Exhibit C-1

EXHIBIT D

Terms of Codeshare Arrangements

1. Contractor’s use of UA code. During the Term of the Agreement, United shall place its designator code, “UA”, on all Scheduled Flights operated by Contractor. United may suspend the display of its code on flights operated by Contractor if Contractor is in breach of any of its safety-related obligations, or material breach of any of its operational obligations, under the Agreement during the period that such breach continues. All Contractor operated flights that display the UA code are referred to herein as “UA* Flights”.

2. Contractor’s display of UA code.

(a)

All UA* Flights will be included in the schedule, availability and fare displays of all computerized reservations systems in which United and Contractor participate, the Official Airline Guide (to the extent agreed upon) and United’s and Contractor’s internal reservation systems, under the UA code, to the extent possible. United and Contractor will take the appropriate measures necessary to ensure the display of the schedules of all UA* Flights in accordance with the preceding sentence.

(b)	United and Contractor will disclose and identify the UA* Flights to the public as actually being a flight of and operated by Contractor, in at least the following ways:

(i)	a symbol will be used in timetables and computer reservation systems indicating that UA* Flights are actually operated by Contractor;

(ii)	to the extent reasonable, messages on airport flight information displays will identify Contractor as the operator of flights shown as UA* Flights;

(iii)	United and Contractor advertising concerning UA* Flights and United and Contractor reservationists will disclose Contractor as the operator of each UA* Flight; and

(iv)	in any other manner prescribed by law.

3. Terms and Conditions of Carriage. In all cases the contract of carriage between a passenger and a carrier will be that of the carrier whose code is designated on the ticket. United and Contractor shall each cooperate with the other in the exchange of information necessary to conform each carrier’s contract of carriage to reflect service offered by the other carrier.

4. Notification of irregularities in operations. Contractor shall promptly notify United of all irregularities involving a UA* Flight which result in any material damage to persons or property as soon as such information is available and shall furnish to United as much detail as practicable. For purposes of this section, notification shall be made as follows:

Exhibit D-1

United Airlines Dispatch

233 South Wacker Drive, 27th Floor

Chicago, IL 60606

Attention: Operations Director

[***]

5. Code Sharing License.

(a)

Grant of License. Subject to the terms and conditions of the Agreement, United hereby grants to Contractor a nonexclusive, nontransferable, revocable license to use the UA* designator code on all of its flights operated as a UA* Flight.

(b)

Control of UA* Flights. Subject to the terms and conditions of the Agreement, Contractor shall have sole responsibility for and control over, and United shall have no responsibility for, control over or obligations or duties with respect to, each and every aspect of Contractor’s operation of UA* Flights.

6. Display of other codes. During the Term of the Agreement, United shall have the exclusive right to determine which other airlines (“Alliance Airlines”), if any, may place their two letter designator codes on flights operated by Contractor with Covered Aircraft and to enter into agreements with such Alliance Airlines with respect thereto. Contractor will cooperate with United and any Alliance Airlines in the formation of a code share relationship between Contractor and the Alliance Airlines and enter into reasonably acceptable agreements and make the necessary governmental filings, as requested by United, with respect thereto.

7. Our United Customer Commitment. During the period that United places its designator code on flights operated by Contractor, Contractor will adopt and follow plans and policies comparable (to the extent applicable and permitted by law and subject to operational constraints) to “Our United Customer Commitment” as presently existing and hereafter modified. Contractor acknowledges that it has received a copy of United’s presently existing “Our United Customer Commitment”. United will provide Contractor with any modifications thereto promptly after they are made.

8. Network Operations Center (NOC) Playbook. During the period that United places its designator code on flights operated by Contractor, Contractor will work with the United network operations center to incorporate United’s policies and procedures into Contractor’s business policies to drive operational performance.

9. International Routes to and from Mexico. Subject to the availability of the relevant traffic rights under that certain Air Transport Agreement between the Government of the United States of America and the Government of the United Mexican States, executed December 18, 2015 (as the same may be amended, restated, supplemented or replaced after the Effective Date), at any time from time to time, if United directs Contractor to operate one or more specific international routes into or out of Mexico, then United and Contractor shall promptly execute a supplemental agreement designating such routes to be operated by Contractor on behalf of United.

Exhibit D-2

EXHIBIT E

Non-Revenue Pass Travel

United will have the sole right to design, implement and oversee a pass travel program for the Regional Airline Services.

Exhibit E-1

EXHIBIT F

United Directed Charter Flight Operations

Subject to the provisions of Section 2.01 establishing, without limitation, that United shall, in its sole discretion, establish all schedules for United Directed Charter Flights, including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any United Directed Charter Flights, and that Contractor shall operate such United Directed Charter Flights pursuant to the terms of the Agreement, each of Contractor and United agrees to the following:

1.	United agrees to schedule United Directed Charter Flights using only aircraft that are available to schedule, including remain overnight (“RON”) aircraft that are not otherwise in maintenance.

2.

United Directed Charter Flights shall be performed at the rates as set forth on Appendix 1 to Schedule 3; provided that the parties, acting in good faith, shall determine an increase, if any, in such rates to compensate Contractor for any reasonably documented excess costs incurred by Contractor as a result of such United Directed Charter Flights and not otherwise contemplated by the rates set forth on Schedule 3; provided further that (x) United shall pay Contractor for any reasonably documented incremental costs incurred by Contractor as a result of a termination or cancellation directed by United of a United Directed Charter Flight occurring after the delivery of the Final Monthly Schedule, and (y) Contractor shall use commercially reasonable efforts to minimize the incremental costs incurred by Contractor as a result of such cancellation.

3.	Contractor agrees to have its System Operations Control (“SOC”) employees work directly with United to successfully operate United Directed Charter Flights.

4.	Contractor’s SOC will ensure Charter Briefings provided by United are distributed to and reviewed by its crews before the operation of any United Directed Charter Flight.

5.

Contractor agrees to provide United’s Charter Operations Planner aircraft routing and assigned crew information (including contact information for the crew) [***] before the start of any United Directed Charter Flight.

6.

Contractor agrees to withhold United Directed Charter Flights from its normal monthly crew bid, in order to minimize re-crewing costs in the event that United should need to alter the schedule of a United Directed Charter Flight or cancel the United Directed Charter Flight altogether.

7.

Contractor’s SOC will remain in constant contact with United’s Charter Operations Planners while conducting any United Directed Charter Flight on behalf of United, advising them of weather, maintenance issues, and other factors that could impact, delay, or cause the cancellation of any United Directed Charter Flight.

8.	United personnel will be the sole contact with the charterer and will advise the customer of any delay or cancellation to a United Directed Charter Flight.

Exhibit F-1

9.	Contractor will provide operations engineering support capable of providing United Directed Charter Flight approval for new airports and routes within [***] of the initial request from United.

Exhibit F-2

EXHIBIT G

Use of United Marks and Other Identification

1. Grant. United hereby grants to Contractor, and Contractor accepts, a non- exclusive, personal, non-transferable, royalty-free right and license to adopt and use the United Marks and other Identification in connection with the rendering by Contractor of Regional Airline Services, subject to the conditions and restrictions set forth herein.

2. Ownership of the United Marks and Other Identification.

(a)

United shall at all times remain the owner of the United Marks and the other Identification and any registrations thereof and Contractor’s use of any United Marks or other Identification shall clearly identify United as the owner of such marks (to the extent practical) to protect United’s interest therein. All use by Contractor of the United Marks and the other Identification shall inure to the benefit of United. Nothing in this Agreement shall give Contractor any right, title, or interest in the United Marks or the other Identification other than right to use the United Marks and the other Identification in accordance with the terms of this Agreement.

(b)

Contractor acknowledges United’s ownership of the United Marks and the other Identification and further acknowledges the validity of the Identification. Contractor agrees that it will not do anything that in any way infringes or abridges United’s rights in the Identification or directly or indirectly challenges the validity of the Identification.

3. Use of the United Marks and the Other Identification.

(a)	Contractor shall use the United Marks and other Identification only as authorized herein by United and in accordance with such standards of quality as United may establish.

(b)

Contractor shall use the Identification on all Covered Aircraft (other than the Spare Aircraft) and all facilities, equipment and printed materials used in connection with the Regional Airline Services.

(c)

Contractor shall not use the Identification for any purpose other than as set forth in this Exhibit G, and specifically shall have no right to use the United Marks or other Identification on or in any aircraft other than Covered Aircraft or in connection with any other operations of Contractor.

(d)

United shall have exclusive control over the use and display of the United Marks and other Identification, and may change the Identification at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit G), in which case Contractor shall as soon as practicable make such changes as are requested by United to utilize the new Identification; provided that United shall either pay directly the reasonable costs of making such changes to the Identification or shall promptly reimburse Contractor for its reasonable expenses incurred in making such changes.

Exhibit G-1

(e)

Nothing shall abridge United’s right to use and/or to license the Identification, and United reserves the right to the continued use of all the Identification, to license such other uses of the Identification and to enter into such agreements with other carriers providing for arrangements similar to those with Contractor as United may desire. No term or provision of this Agreement shall be construed to preclude the use of the United Marks or other Identification by other persons or for similar or other uses not covered by this Agreement.

4. United-Controlled Litigation. United at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the United Marks and other Identification against any infringement or dilution. Contractor agrees to cooperate fully with United in the defense and protection of the United Marks and other Identification as reasonably requested by United. Contractor shall report to United any infringement or imitation of, or challenge to, the United Marks and other Identification, immediately upon becoming aware of same. Contractor shall not be entitled to bring, or compel United to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the United Marks and other Identification without the written agreement of United. United shall not be liable for any loss, cost, damage or expense suffered or incurred by Contractor because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If United shall commence any action or legal proceeding on account of such infringements, imitations or challenges, Contractor agrees to provide all reasonable assistance requested by United in preparing for and prosecuting the same.

5. Revocation of License. United shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Identification provided Contractor herein shall revert to United and the United Marks and the other Identification shall not be used by Contractor in connection with any operations of Contractor. The following provisions shall apply to the termination of the license provided herein: (i) in the case of a termination of the license to use the globe element of the United Marks, Contractor shall cease all use of the globe element of the United Marks with respect to each Covered Aircraft within [***] of such aircraft being withdrawn from the capacity purchase provisions of the Agreement, and shall cease all use of the globe element of the United Marks in all other respects within [***] of last Covered Aircraft being returned to United (or its designee) (unless this Agreement is terminated for Cause or pursuant to Section 8.02(a) or the first sentence of Section 8.02(b), in which case Contractor shall cease all use of the globe element of the United Marks within [***] of the earlier of; (i) the Termination Date or (ii) the final day of any such Wind-Down Period); (ii) in the case of a termination of the license to use any other United Marks and Identification, Contractor shall cease all use of such other United Marks and Identification within [***] of the termination of the license for such other United Marks and other Identification. Within such specified period, Contractor shall cease all use of such other United Marks and Identification, and shall change its facilities, equipment, uniforms and supplies to avoid any customer confusion or the appearance that Contractor is continuing to have an operating relationship with United, and Contractor shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the United Marks or other Identification or take actions that otherwise may infringe the United Marks and the other Identification.

Exhibit G-2

6. Assignment. The non-exclusive license granted by United to Contractor is personal to Contractor and may not be assigned, sub-licensed or transferred by Contractor in any manner without the written consent of a duly authorized representative of United.

7. United Marks. The United Marks are as follows:

UNITED EXPRESS’S LOGO (DESIGN) IN COLOR

UNITED EXPRESS’S LOGO (DESIGN) IN BLACK & WHITE

8. Aircraft Livery. The aircraft livery shall be as follows, unless otherwise directed by United: The colors blue, gray and white are used on the aircraft. The color white appears on the top approximate 2/3 of the body of the aircraft; the color gray appears below the color white on the remainder of the bottom portion of the body of the aircraft; the color blue is used as a stripe or band dividing the white and gray colors. The tail of the aircraft is primarily blue with the globe logo design in a blue and white combination and the trade name is written in blue and gray on the white portion of the body of the aircraft. The engines of the aircraft are blue. Interior décor shall be as directed by United. Except as required by law or regulation, there shall be no Contractor Marks displayed on the aircraft exterior or in the aircraft interior, including any marks on any backwall or cabin separator.

9. Survival. The provisions of this Exhibit G shall survive the termination of this Agreement for a period of [***].

Exhibit G-3

EXHIBIT H

Use of Contractor Marks

1. Grant. Contractor hereby grants to United, and United accepts, a non-exclusive, personal, non-transferable, royalty-free right and license to adopt and use the Contractor Marks (as defined below) in connection with United’s entering into this Agreement, subject to the conditions and restrictions set forth herein.

2. Ownership of the Contractor Marks.

(a)

Contractor shall at all times remain the owner of the Contractor Marks and any registrations thereof and United’s use of any Contractor Marks shall clearly identify Contractor as the owner of such marks (to the extent practical) to protect Contractor’s interest therein. All use by United of the Contractor Marks shall inure to the benefit of Contractor. Nothing in this Agreement shall give United any right, title, or interest in the Contractor Marks other than right to use the Contractor Marks in accordance with the terms of this Agreement.

(b)

United acknowledges Contractor’s ownership of the Contractor Marks and further acknowledges the validity of the Contractor Marks. United agrees that it will not do anything that in any way infringes or abridges Contractor’s rights in the Contractor Marks or directly or indirectly challenges the validity of the Contractor Marks.

3. Use of the Contractor Marks.

(a)	United shall use the Contractor Marks only as authorized herein by Contractor and in accordance with such standards of quality as Contractor may establish.

(b)

United shall use the Contractor Marks as necessary or appropriate in United’s sole discretion in connection with the Regional Airline Services, including the sale or disposition by United of the seat inventory of the Scheduled Flights.

(c)

United shall not use the Contractor Marks for any purpose other than as set forth in this Exhibit H, and specifically shall have no right to use the Contractor Marks in connection with any other operations of United.

(d)

Contractor may change the Contractor Marks at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit H), in which case United shall as soon as practicable make such changes as are requested by Contractor to utilize the new Contractor Marks; provided that Contractor shall either pay directly the reasonable costs of making such changes to the Contractor Marks or shall promptly reimburse United for its reasonable expenses incurred in making such changes.

Exhibit H-1

(e)

Nothing shall abridge Contractor’s right to use and/or to license the Contractor Marks, and Contractor reserves the right to the continued use of all the Contractor Marks, to license such other uses of the Contractor Marks and to enter into such agreements with other carriers providing for arrangements similar to those with United as Contractor may desire. No term or provision of this Agreement shall be construed to preclude the use of the Contractor Marks by other persons or for other similar uses not covered by this Agreement.

4. Contractor-Controlled Litigation. Contractor at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the Contractor Marks against any infringement or dilution. United agrees to cooperate fully with Contractor in the defense and protection of the Contractor Marks as reasonably requested by Contractor. United shall report to Contractor any infringement or imitation of, or challenge to, the Contractor Marks, immediately upon becoming aware of same. United shall not be entitled to bring, or compel Contractor to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the Contractor Marks without the written agreement of Contractor. Contractor shall not be liable for any loss, cost, damage or expense suffered or incurred by United because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If Contractor shall commence any action or legal proceeding on account of such infringements, imitations or challenges, United agrees to provide all reasonable assistance requested by Contractor in preparing for and prosecuting the same.

5. Revocation of License. Contractor shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Contractor Marks provided United herein shall revert to Contractor and the Contractor Marks shall not be used by United in connection with any operations of United. United shall cease all use of the Contractor Marks in all respects upon the last Covered Aircraft being delivered to United (or its designee). United shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the Contractor Marks or take actions that otherwise may infringe the Contractor Marks.

6. Assignment. The non-exclusive license granted by Contractor to United is personal to United and may not be assigned, sub-licensed or transferred by United in any manner without the written consent of a duly authorized representative of Contractor.

7. Contractor Marks. The Contractor Marks are as follows:

[To be attached at a later time]

8. Survival. The provisions of this Exhibit H shall survive the termination of this Agreement for a period of [***].

Exhibit H-2

EXHIBIT I

Catering Standards

INFLIGHT PRODUCT SALES PROGRAM

United will market a portfolio of inflight products for purchase on United Express flights which includes [***], [***], [***], food, or other product offerings. Contractor will administer the program related to such in-flight sales (the “Inflight Product Sales Program”) as United’s representative following all policies and procedures of United. The initial policies and procedures established by United for the sale of products onboard Contractor’s flights under the Agreement with United are set forth below. United reserves the right to change the product offerings, policies and procedures associated with the Inflight Product Sales Program at any time and in its sole discretion.

Station Services

•	United, or United’s catering agent, will provide catering services as directed by United.

•

United or its catering agent will provide supplies, food, [***], [***] beverage, and other product uplift as necessary and will remove, store and re-board perishable supply and beverage items on Remain Over Night (RON)/originating flights at airports designated by United as catering airports.

•

In respect of all catering items (including the Inflight Product Sales Programs), Contractor will coordinate and communicate with United or United’s catering agent regarding all flight activity, cancellations and irregular operations providing necessary information in a timely manner.

Onboard Services

•	United has right to determine meal/beverage and other product offering service parameters and scheduling for Scheduled Flights.

•	United has right to conduct onboard service audits on Scheduled Flights to ensure service standards are being met.

•

Contractor shall ensure that all flight attendants providing Regional Airline Services are trained on meal and beverage service procedures, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for food, liquor, duty-free sales and/or any other products for sale.

•	Contractor will provide, at Contractor’s cost and expense, certain initial and replacement galley service ship’s equipment to operate, such as hot jugs, coffee makers and trash bins.

•

United will provide the initial shipset of United CATLAS model galley carts and associated carrier boxes, drawers and inserts. United will provide all supplemental United CATLAS galley carts, carrier boxes, drawers and inserts as well as replacements sufficient to operate cart exchange operations. All galley carts, carrier boxes, drawers and inserts used for the United inflight services will be maintained by United per United’s maintenance program.

Exhibit I-1

•	United will provide all liveried catering items, including cups, napkins, etc. as well as all products in the Inflight Product Sales Program.

TECHNOLOGY

•	Contractor will provide each of their Flight Attendants a handheld device on a 1-to-1 basis (status quo).

•	All costs related to the devices including maintenance/lost/stolen/insurance/etc. are all the sole responsibly of Contractor.

•	United will provide training materials for United Applications to contractor. Contractor should ensure Flight Attendants receive such materials.

•	Contractor agrees to work with United’s technology team to load United’s applications in timely fashion.

•

If Contractor decides to replace existing devices, Contractor agrees to meet and discuss with United on replacement solutions and also provide United with sufficient time to coordinate application development changes and IT security checks.

PRODUCT LOSS AND PILFERAGE

United will establish procedures aimed at limiting product loss. At a minimum, it is required that Contractor’s flight attendants record opening and closing inventories of each product to be sold onboard, accounting for all sales and complimentary items distributed.

Seals may be required to prevent tampering with product inventories and to deter pilferage. United will monitor all inventories and reserves the right to charge Contractor for identified loss (including breakage and other damage) and pilferage on a cost (non-mark-up) basis determined monthly. Any discrepancies in inventories, seal numbers recorded, or excessive complimentary activity for any product sold must be reported at the hub for use in pilferage investigations by United. Contractor’s failure to provide documentation as reasonably requested by United or its representatives will result in Contractor being charged for pilferage as reasonably determined by United on a cost basis. United reserves the right to set off the value of the loss and/or pilferage on a cost (non-mark-up) basis, by taking a credit of such loss and/or pilferage pursuant to the procedures set forth in Section 10.16 of the Agreement. All reasonable product loss and pilferage procedures established by United must be adhered to by Contractor.

United may, at any time during normal operating hours inspect, monitor, or audit Contractor’s administration of the Inflight Product Sales Program described in this Appendix or in other policies and procedures, in order to verify that Contractor is in compliance, in all material respects, with United’s requirements for the Inflight Product Sales Program. Contractor will work with United to ensure reasonably appropriate controls exist designed to comply with United’s requirements and will ensure corrective actions are in place as necessary.

Exhibit I-2

LIQUOR, BEER AND WINE PROGRAM

The Alcoholic Beverage Products offering will be determined by United and provided for by United in the liquor kit supplied to each aircraft. Except as prohibited by law or otherwise agreed by United and Contractor due to the various applicable liquor license laws and regulations, the Alcoholic Beverage Products will be purchased by United prior to being placed onboard Contractor’s aircraft and sold onboard all United Express flights designated by United.

Once onboard Contractor’s aircraft, liquor drawers, bags or other liquor containment mechanisms used by Contractor, as determined by Contractor, are considered a part of ship’s equipment and will be used for the distribution of United’s inflight products.

Contractor shall not serve any Alcoholic Beverage Product(s) on the ground without United’s consent. Contractor will obtain and maintain liquor licenses in the states where they board and/or unload any Alcoholic Beverage Product. Unless otherwise agreed by the parties, Contractor will not [***].

VIRGINIA ALCOHOLIC BEVERAGE HANDLING PROCEDURES

Contractor will comply with Virginia’s liquor purchase procedures. In Virginia, [***].

FOOD AND OTHER PRODUCTS

United reserves the right to introduce other products for sale onboard including food offerings. Food offerings may come in a variety of packaging options and will be integrated into the entire portfolio with regards to specifications and procedures established by United.

Provisioning of product offering will follow United’s procedures at distribution points.

Exhibit I-3

EXHIBIT J

Aircraft Cleanliness and Refurbishment Standards

AIRCRAFT CLEANLINESS STANDARDS

United requires Contractor to adhere to certain aircraft interior deep clean standards provided by United to Contractor from time to time (the “Deep Clean Scope of Work”) consistent with and not materially more burdensome than what United requires of its other E175 regional partners. With the exception of certain heavy cleaning events which will occur during heavy maintenance and shall be incorporated into the C-check schedule, the elements of the Deep Clean Scope of Work shall be performed by Contractor according to a work schedule set forth by United but no less than every [***]. The Deep Clean Scope of Work comprises the minimum required interior deep clean work required of Contractor and identifies the items in scope for all interior aircraft cleaning work over and above routine RON cleaning standards, including carpets, seats, cabin interior, lavatories etc. Contractor will audit the deep clean provider and provide monthly written results to United in a format determined by United. United retains the right to audit Contractor’s compliance with United’s deep clean standards and the performance of the deep clean provider, as well as any of the aircraft upon the completion of the Deep Clean Scope of Work. Items identified through United’s audit will be corrected by Contractor within [***] of United’s written notification or any other mutually agreed upon date. United will charge Contractor [***] for each day that the Deep Clean Scope of Work standards are not corrected after the later of such five day correction period or such other mutually agreed upon date. When United is to perform normal RON cleaning on behalf of Contractor, United is responsible for meeting the applicable cleaning standards set forth in this Exhibit J.

At the end of each flight, the flight attendants will ensure that the aircraft is left in a clean condition. If this is not accomplished by other personnel at the station, then the flight attendants are responsible for removal of all trash, including all floors, galley trash and lavatory trash. Flight attendants will comply with all appropriate station protocol for garbage disposal.

United Express Deep Clean Minimum Specifications

The minimum standards outlined here serve as an auditable baseline standardizing this clean type. Contractor is responsible for the Deep Clean programs and cycle times and may choose to have standards above and beyond those listed in this section. Any audits performed on United Express Deep Clean missions will be based on these minimum standards.

Deep Cleans are the most intense and thorough clean missions, including complete provisioning change out of linens, headsets, etc., with new or refurbished product. Scheduled at approved intervals, Deep Clean events are performed in designated stations during the aircraft’s overnight layover by authorized personnel that receive scheduled available aircraft.

Interior Cabin Security Search

1.	Perform aircraft security check as contained in the AOSSP or published security directives.

2.

Security searches are integrated with United’s cleaning standard operating procedures for each clean mission, including deep cleans. As a result, security checks must be performed as outlined in the Aircraft Appearance Cabin Interior Search procedures during the course of accomplishing the cleaning tasks outlined hereinafter.

Exhibit J-1

Flight Deck

1.	While it is true all aspects of cleaning require safety awareness, cleaning personnel must give special attention to safety during the flight deck cleaning process, including the following:

a.	Notify maintenance immediately should you accidentally move or trip a switch/circuit breaker.

b.	Do not spray liquids on instruments or dashboards.

c.	Do not dampen brush or cloth excessively as water may come in contact with electrical equipment and cause injury to personnel and damage to the aircraft.

d.	Dip sponge or cleaning rag into cleaning solution and scrub surfaces until soil loosens. Repeat procedure on stubborn stains.

e.	Avoid getting surfaces excessively wet.

f.	Dry all surfaces.

2.	Remove trash and debris from flight deck.

3.	Remove and replace trash bag.

4.	Vacuum clean the following areas:

a.	Seats, seat pockets

b.	Creases around and between seat cushion areas

c.	Floor, seat tracks, seat assemblies and vent grills

5.	Clean and remove soil from the following areas:

a.	Ceiling panels and vents

b.	Sidewall panels

c.	Floor, seat tracks, seat assemblies and vent grills

d.	Front, back and side of flight deck door

6.	Damp wipe and dry the following areas assuring a streak free appearance:

a.	Glare-shield; sun-visors

b.	Windshield / side windows interior (Sani-Coms replacement)

7.	Clean and dry the following areas:

a.	Recessed areas instrument panels; center console

b.	Control yokes and columns

c.	Base plate and nose gear steering wheel

d.	Captains and 1st Officers rudder pedals

e.	Captains, 1st Officers, 1st Observer

f.	Cup / drink holders

g.	Log compartments

h.	Engineers table

i.	Crew coatroom

Exhibit J-2

Cabin

1.	Remove all trash from seats, seat pockets, floor, overheads, shelves, closets and overhead bins.

2.	Inspect seat covers. Report covers with any size stain or tear into local maintenance for replacement.

3.	Brush crumbs off seats. Seat cushions to be left in the upright position, exposing the seat frame for pre-departure security inspection.

4.	Pull up seat cushions; vacuum all sides to remove crumbs, lint, etc. Place in overhead bin.

5.	Vacuum / brush seat pan free of crumbs and debris.

6.	Scrub seat frames including all exterior surfaces of seat panels, armrests, luggage restraints, seat legs, connect points, seat control panels, seat shroud and gap between seats. Rinse, dry.

7.	Return seat cushions to original position.

8.	Place armrest in DOWN position and cross seatbelts.

9.	Vacuum and scrub seat tracks.

10.	Scrub seat tracks covers. Rinse, dry and reinstall.

11.

Spray cleaning solution on the cloth and clean emergency aisle path track lighting. Do not spray solution directly on the path lighting system. Follow by wiping the cover with a clean cloth dampened in clean rinse water and dry.

12.	Vacuum and scrub stowage wells, including tray table wells.

13.	Scrub tray tables including latch area on seatback, edging, hinges, mating surfaces, bridges and arms. Rinse and dry before stowing.

14.	Scrub center seat console areas; side stowage coves. Rinse, dry.

15.	Remove trash and seat back pocket materials. Vacuum seat pockets. Tuck any loose seat cover flaps into the seat shroud.

16.	Scrub clean passenger service units, reading lights, call button, air vents and panel. Rinse, dry.

17.	Scrub clean sidewalls and sidewall air vents. Rinse, dry.

18.	Clean and dry windows, window shades, and window shade tracks with approved cleaner.

19.	Scrub clean flight attendant jump seat area(s); including the call station, phone entry walls, ceiling, compartments and floors.

20.

Provision and organize seat pockets with literature and supplies. Discard and replace worn or dog-eared literature and/or when missing. Replace Hemispheres/Play guides with new after the 10th day of the month.

1—SAFETY INFORMATION CARD – As required by Contractor 2—MAGAZINE(S) – As required by Contractor

3—AIR SICK BAG – As required by Contractor Replace soiled blankets with clean ones and place neatly on top as designated in the provisioning chart (UF only on 2-cabin AC).

21.	Vacuum air vent covers.

22.	Vacuum sidewall upper and lower air vents and section dividers.

23.	Overhead Bins, Ceilings, Closets, Bassinets, Storage Areas

a.	Remove trash from overhead bins, storage areas, closets.

Exhibit J-3

b.	Scrub clean inside of overhead bins, all exposed surfaces of overhead bin doors, latches, hinges and inner rim that runs perimeter of bin. Rinse, dry.

c.	Scrub ceilings, centerline ceiling vents, curtain class dividers. Rinse, dry.

d.	Vacuum storage areas, closets to remove dust, debris.

e.	Scrub clean inside of storage areas, closets, exterior doors and latches. Rinse, dry.

f.	Onboard wheelchair compartment, remove wheelchair, wipe clean and dry (when applicable).

g.	Vacuum inside onboard wheelchair compartment. Scrub interior/exterior door and latches. Rinse, dry (when applicable).

Galley

1.	Remove and dispose of all trash.

2.	Clean counters, storage doors and galley extension tables.

3.	Spot wipe walls, ceiling and doors to remove fingerprints, scuff marks, spills, graffiti, etc.

4.

Scrub interior and exterior of storage space. Pay particular attention to all protrusions, corners, cracks, crevices, sliding tracks, hinges, latches, control panel, etc. Rinse with clean water and dry with clean cloth.

5.	If applicable, empty all ice and water drawers.

6.	Vacuum and damp mop the floor.

7.	Thoroughly scrub, wash, rinse and dry the following:

a.	Serving carts and folding meal carts.

b.	Interior and exterior of trash compartments and trash chutes.

c.	All light fixtures and cover lights and air vents.

8.	Thoroughly scrub (eraser pad), wash, rinse and dry the following:

9.	Wipe clean coffee makers, hot plates and spigots when applicable. (Coffee pots to be handled and cleaned by catering).

a.	Note: Interior of coffeepots is not to be cleaned by cleaning personnel, only by catering staff.

10.	Cleaning personnel to clean interior and exterior of all compartments (pay particular attention to latches, corner hinges and locks).

a.	Interior and exterior of trash compartments and trash chute.

b.	All light fixtures, cove lights, and air vents.

c.	Clean exterior of coffee makers/hot jugs.

d.	Walls, ceiling, air vents, service door and floor.

e.	Polish stainless steel areas with approved Airline’s chemical (appendix 1).

f.	Thoroughly scrub walls, ceiling and floors. Rinse with clean water and dry with clean rag.

g.	Scrub the galley entry door, doorframe, sill and rubber seal on bottom of door.

h.	Ensure the drain holes on the sill are clear and free of debris.

i.	Replenish galley paper towel dispensers (where applicable).

Exhibit J-4

Lavatory

1.	Remove trash and other debris from counters, bin and floor.

2.	Scrub, wash and rinse all of the following:

•	Toilet bowl, shroud and chute.

•	Toilet seat cover and hinges.

•	Inside and outside of storage compartments.

•	Walls, ceiling, door and floor.

3.	Clean all stainless steel or hard surface areas; basin, counter, sink, light fixtures and toilet chute.

4.	Clean and dry mirror.

5.	Clean all exposed surfaces of fold down diaper changing table (if applicable).

6.	Restock supply dispenser and storage bins.

7.	Deodorize with air freshener spray.

8.	Replace deodorant disk.

9.	All paper supplies, soap and hand sanitizer, as applicable (if no certified potable water available please utilize waterless hand sanitizer).

Entrance Areas and Doors

1.	Scrub aircraft door, hinge, handle area, sills, walls, ceilings and floor. Ensure weep holes on the sill are clean and free of debris.

2.	Clean all exposed surfaces of entrance doors: remove all fingerprints, grease stains and graffiti.

3.	Scrub entryway floor and doorsill. Rinse, dry or vacuum if carpeted.

4.	Damp wipe ceiling air vent.

5.	Clean rubber seal on bottom of door.

6.	Clean inside door windows.

Carpets and Curtains (When Applicable)

1.	Remove gum spots on carpeting using approved chemical.

2.	Clip any frayed or raveled carpet strings.

3.	Vacuum all carpeted areas.

4.	Vacuum top of all cabin curtains.

Aircraft Refurbishment Standards

United requires Contractor to adhere to certain aircraft interior cabin refurbishment standards described in this Exhibit J, which such standards are outlined in the table below (the “Refurbishment Scope of Work”). The elements of the Refurbishment Scope of Work shall be performed by Contractor according to a work schedule set forth by United. The Refurbishment Scope of Work is comprised of the minimum required interior cabin refurbishment work required of Contractor, itemized by type of aircraft service visit, e.g., heavy maintenance, RON (as such term is defined in this Exhibit J). The Refurbishment Scope of Work identifies the items in scope for all interior refurbishment work, e.g., carpets, seats, cabin decor/interior, lavatories etc., as specifically set forth in the table below, as well as the timing of when such refurbishment work shall be performed by Contractor.

Exhibit J-5

Subject to the consent of Contractor (such consent not to be unreasonably withheld or delayed), United may change the Refurbishment Scope of Work. Upon such consent of Contractor, such change shall be made part of the Refurbishment Scope of Work.

All refurbishment work performed by Contractor with respect to the Refurbishment Scope of Work set forth below, whether replacement, repair, or reconditioning/cleaning, must result in like-new interior cabin condition of the refurbished aircraft. United may, from time-to-time, or at any time, monitor and audit the interior cabin refurbishment work undertaken by Contractor pursuant to the Refurbishment Scope of Work, in order to ensure that the interior cabins of the Contractor- refurbished aircraft are in like-new condition post-refurbishment. If United reasonably determines that any Contractor-refurbished interior cabins are not returned to like-new condition, then United will require Contractor to repeat the refurbishment work on that specific aircraft, whether such work requires replacement, repair, or reconditioning/cleaning, at Contractor’s sole cost and expense, until such aircraft interior cabin is returned to like-new condition. Items identified through United’s audit will be corrected by Contractor within [***] of United’s written notification or any other mutually agreed upon date. United will charge Contractor [***] for each day that the Refurbishment Scope of Work standards are not corrected after the later of such [***] correction period or such other mutually agreed upon date.

Interval for refurbishment work by type of aircraft service visit:

•	Heavy maintenance category should be similar to the carrier “C Check” interval timeframe, which occurs at approximately every [***] hours of flight time.

•	Intermediate category should be similar to half of the “C Check” interval timeframe, which occurs at approximately every [***] hours of flight time, or about every [***] “A Check” interval.

Note: These definitions/intervals are guidelines and are subject to change by United, with any such change subject to consent of the Contractor (such consent not to be unreasonably withheld or delayed).

Exhibit J-6

[***]
	[***]	[***]	[***]
[***]

[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]

[***]
[***]

[***]

Exhibit J-7

EXHIBIT K

[Intentionally omitted]

Exhibit K-1

EXHIBIT L

Fuel Efficiency Program

Contractor shall use commercially reasonable efforts to develop and maintain a comprehensive fuel efficiency program, acceptable to United, in a timely manner and with the overall objective of operating and maintaining the Covered Aircraft in a manner that maximizes fuel efficiency, with due consideration to other performance objectives. The program will include applicable data collection and trend analysis, and will set and track target metrics. United shall audit Contractor’s program at its discretion, but at no less than annual intervals, and Contractor and United shall work together to revise and adjust such program from time to time so that such program remains acceptable to United; provided, in all events, any such program shall not, in Contractor’s reasonable determination, compromise the safety of the operation of the Covered Aircraft. Such audits will be based on applicable manufacturer material, United’s own fuel efficiency program applicable to its own fleet, and any other material standard in the industry.

Contractor’s fuel efficiency program shall emphasize at least the following:

1. A “cost index” (CI) based flight planning system, or as an alternative a flight planning system that adequately balances the cost of fuel (which United shall supply to Contractor) versus the cost of time on a segment specific basis to be optimized from United’s perspective. The ability to provide the system with current and accurate applicable costs is required. Cost Index values will be updated monthly and will include delay cost if provided by United. Decisions to include Contractor’s operational circumstances.

2. Flight planning technology that accurately predicts fuel burn and optimizes both lateral and vertical profiles for takeoff and landing runway, climb, cruise, and descent while considering ATC crossing restrictions, special use airspace, preferred routings (where applicable), and letters of agreements. United periodically evaluates city pair routings and provides optimized routes which shall be incorporated into the flight planning software to provide greater flexibility to determine the least cost routes. Contractor commits to work in good faith with United to establish an audit process to ensure that least cost routing option is selected, provided such actions do not impose any additional burden or cost on Contractor.

3. Development of a comprehensive fuel policy which is appropriate, well documented, and thoroughly trained policies and procedures for dispatchers, pilots, load planners, station agents, mechanics and management that maximize opportunities for fuel efficiency. Policy shall be reviewed with United annually.

4. An active interface with appropriate air traffic control (“ATC”) facilities, management, and other personnel to minimize operational restrictions, and improve ATC handling of Contractor flights.

5. Well-defined and fully integrated flight planning fuel policies, including statistical tracking of fuel added by pilots and dispatchers, efficient reserves, guidelines for efficient alternate selection, a “no-alternate” policy, and target “fuel on deck”.

6. Thorough and effective pilot and dispatcher training on aerodynamics, cruise performance and overall fuel efficient flying in initial, transition, upgrade, and recurrent programs, with an emphasis on operating the aircraft at the most efficient speeds and altitudes as well as correct descent and approach planning.

Exhibit L-1

7. Maximized use of on-board flight management systems or performance management computers as an in-flight fuel efficiency tool. Applicable thorough and effective training is required.

8. An effective fuel tankering program, including automated tankering suggestions and calculations, using validated methods and formulas. Tankered flights to be identified and supplied to United.

9. Thorough ACARS-based statistical tracking, analysis and measurement of fuel efficiency using actual data, data from flight plans, with a comprehensive plan to identify and correct deficiencies. All such data will be provided to United.

10. A designated manager charged with overall responsibility for fuel efficiency either as a standalone position, or as a substantial element of an individual job description. Manager will audit carrier’s efficiency and provide fuel synopsis to United in a format provided by United. Manager will discuss audit results and fuel efficiency initiatives monthly with United.

11. The inclusion of fuel efficiency issues and targets in appropriate job descriptions and performance objectives. Applicable work groups include, but are not limited to, pilots, dispatchers, SOCC managers, and gate and ramp personnel.

12. A weight management program that prevents the carriage of unnecessary galley supplies, spare parts and equipment, customer service items, unless approved by United.

13. A center of gravity management system that considers the most efficient center of gravity in load distribution and aircraft loaded utilizing this data.

14. Adequate ground equipment and an APU management program that prevents unnecessary or costly operation of the APU.

15. Subject to the capability of the ERJ-175 aircraft to provide the following, operational participation (including the provision or ACARS-based data to United) in APU reduction program by utilizing ground power and PC Air at stations when supplied. If available, APU run data by station will be reported to United monthly. The parties will meet and agree with respect to any Airline Modifiable Interface (AMI) change.

16. Subject to the availability of systems for the ERJ-175 aircraft to collect such data, an engine-out taxi program (which shall include the provision of ACARS-based data to United) both before takeoff and after landing. The parties will meet and agree with respect to any AMI change.

17. Fuel- and operationally-efficient takeoff and landing flap selection priorities.

Exhibit L-2

18. Proof of the following:

a.	Fuel efficiency management structure

b.	Existing fuel efficiency programs

c.	Pilot/dispatcher fuel efficiency communications from prior [***]

d.	Fuel efficiency training syllabi (stand-alone, recurrent, upgrade, initial)

e.	Monitor the fuel efficiency program to provide modifications to fuel efficiency training

In addition to the above, Contractor agrees to provide the following to United:

1.	Copies of applicable OEM flight manuals and OEM dispatch manuals for study by United fuel team.

2.	Information regarding the following fuel efficiency metrics, broken out by month

a.	Average planned and actual arrival endurance for flights without filed alternates

b.	Average planned and actual fuel burn by fleet and city pair

c.	Percentage of flights with filed alternates

d.	Subject to the availability of systems for the Covered Aircraft to collect such data, percentage of flights utilizing single-engine taxi

e.	Average filed/flown altitude, by aircraft type.

Exhibit L-3

EXHIBIT M

[***]

[***]

Exhibit M-1

EXHIBIT N

[Intentionally omitted]

Exhibit N-1

EXHIBIT O

Safety Standards for United and United Express Carriers

Contractor agrees and, as applicable, represents and warrants, to each of the following:

1.

Contractor shall obtain and comply with the applicable air carrier approvals with respect to, and shall remain in compliance throughout the Term of this Agreement, with the U.S. Department of Defense (DoD) Quality and Safety Requirements (including 32 CFR Part 861 and any other applicable governmental quality or safety requirement), and will maintain approval and continue to comply with all applicable Federal Aviation Regulations (F.A.R.). In the event any change to such compliance or status occurs at any time during the Term, Contractor shall [***].

2.

Any non-compliance with any safety requirements or corrective action plans shall be grounds for partial or complete suspension by United, without further liability, of this Agreement or any of the terms or conditions of this Agreement; but, with reservation of all other rights and remedies available to United.

3.	Additional safety reviews and audits may be required at United’s discretion and Contractor shall cooperate with all such reviews and audits.

4.	Contractor shall perform all operations in accordance with United Airlines Policies and Procedures and Regional Ground Operations Manual (RGOM).

5.	In all facets of operations, SAFETY shall be Contractor’s #1 priority. Contractor shall ensure all personnel maintain this same standard during the course of performing their duties.

6.	In addition, Contractor agrees to implement or maintain, as applicable, the following:

a.	Mutual support of one another in implementing these standards by sharing safety data, information and expertise.

b.	Quality maintenance and operations training programs

c.

A carrier internal evaluation program to monitor all operational divisions to include, at a minimum, key safety issues, dangerous goods handling, and training records and qualifications for all personnel.

d.	Quality programs to manage outsourcing of services.

e.

A formalized maintenance quality assurance program to monitor all maintenance and maintenance support activities including maintenance practices, required inspection items and technical document control.

f.	Implementation of a program to rectify FAA inspection findings.

g.	Presence of a voluntary self-disclosure reporting program.

Exhibit O-1

h.	Formal process to routinely bring safety and compliance issues to the attention of carrier’s senior management.

i.	Anonymous and non-punitive safety hazard reporting system.

j.	A senior management policy statement supporting open safety reporting by employees.

k.	Director of Safety, reporting to the highest levels of management, overseeing the carrier’s safety programs.

l.	Process for managing corrective actions from FAA and internal audit program as well as employee disclosure.

m.	Ongoing flight safety education/feedback program.

n.	Ground safety program in airport operating areas.

o.	Incident investigation process that includes accountability, recommendations and corrective actions taken.

p.	Establishment and maintenance of emergency response procedures and manual.

q.	Participation in UAL/industry safety information exchange forum.

r.	Compliance with the safety standards set forth by the International Air Transport Authority (IATA) Operational Safety Audit (IOSA) and shall not [***].

s.	[***].

Exhibit O-2

EXHIBIT P

Ground Handler Indemnity

Unless superseded by another agreement between a United Ground Handler (as defined below) and Contractor, the following provisions shall apply with respect to the actions of United, or any of United’s affiliates, or subcontractors retained by United to provide Ground Handling Services, in each case only to the extent that such person is acting directly in the capacity as a ground handler (a “United Ground Handler”) for Contractor.

1.

Indemnification. The United Ground Handler (the “Indemnitor”), on the one hand, shall indemnify, defend and hold harmless Contractor and its directors, officers and employees, on the other hand (the “Indemnitees”), from and against any and all losses or liabilities incurred by Indemnitee arising out of physical loss of or damage to the Covered Aircraft (hereinafter, a “Claim”) resulting from the negligence of the Indemnitor in providing Ground Handling Services to Indemnitees, except to the extent caused by the negligence or willful misconduct of any Indemnitee; provided that the Indemnitor’s liability pursuant to this Exhibit P with respect to any such Claim shall not exceed, in the aggregate, [***]; provided further, that the Indemnitor shall not indemnify Indemnitee for any individual Claim [***]. FOR THE AVOIDANCE OF DOUBT, EXCEPT FOR CLAIMS FOR WHICH INDEMNITY IS OWED PURSUANT TO THE FOREGOING SENTENCE, CONTRACTOR AGREES TO WAIVE ALL CLAIMS FOR PROPERTY DAMAGE ARISING OUT OF THE PROVISION OF GROUND HANDLING SERVICES AGAINST UNITED OR ANY UNITED GROUND HANDLER (OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR SUBCONTRACTORS), WHETHER OR NOT ATTRIBUTABLE TO THE NEGLIGENCE OR FAULT OF ANY SUCH PARTY.

2.

Exclusion of Consequential Damages. THE INDEMNITOR SHALL NOT BE LIABLE TO ANY PERSON PURSUANT TO THIS EXHIBIT P FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING DAMAGES FOR LOSS OF REVENUE OR LOST PROFITS, EVEN IF THE INDEMNITOR HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND EACH INDEMNITEE HEREBY RELEASES AND WAIVES ANY CLAIMS AGAINST THE INDEMNITOR REGARDING SUCH DAMAGES.

3.

Prompt Notification. Any Indemnitee seeking indemnification hereunder shall give prompt and timely notification to the Indemnitor of any such claim, fine, penalty, action or proceeding, and allow the Indemnitor the right to compromise or participate in the defense of same.

Exhibit P-1

EXHIBIT Q

[Intentionally omitted]

Exhibit Q-1

EXHIBIT R

Reasonable Operating Constraints

The schedules for the Covered Aircraft shall meet all of the following requirements:

1.	Minimum & Maximum Scheduling Parameters:

(i)	The following parameters shall apply at all times:

	Minimum	Maximum
Average Scheduled Block Hours per Available Covered Aircraft per day	[***]	[***]
Average Scheduled Departures per day	[***]	[***]

*

Notes: The above maximum schedule parameter applies only to Covered Aircraft in revenue service. The above maximum schedule parameter is calculated on the Final Monthly Schedule average across all Available Covered Aircraft. In the event of a Force Majeure, the Block Hour Minimum outlined in the immediately preceding table shall be [***]; provided, however, [***] (such [***], the “Relief Terms”) and such Relief Terms have [***]. The parties will work together [***].

2.	Aircraft Turn Times.

Minimum turn times (defined as the time from Aircraft blocking in to Aircraft unblocking) for both a United designated hub and non-hub airport will be [***].

3.	Aircraft Maintenance Requirements.

Contractor will require [***] to be scheduled for overnight maintenance. United will schedule [***] each week (Weekday Entry). In addition, [***] will be scheduled for [***] each week beginning on Saturday afternoon (Weekend Entry).

4.	Crew Overnights

The Contractor’s United Express schedule will allow for a [***] overnight in outstations and will not require the Contractor to schedule any continuous duty overnights. Any costs incurred by Contractor as a result of United failing to meet this parameter will be borne by United. A single crew overnight requires that the crew’s scheduled rest period is at least 11.5 hours.

5.	Maintenance Bases.

Contractor will establish maintenance bases within the operating network. Currently the established maintenance bases are [***]. As the fleet expands additional maintenance base(s) may be required, at such time the Contractor will evaluate potential maintenance base locations. Following a review of the potential locations with United, the Contractor will determine the location and activation date of the addition maintenance base. Each maintenance base in the Contractor’s United Express system will have [***] Weekday Entries upon full fleet

Exhibit R-1

implementation. Once a maintenance base is established, then the Contractor will require [***], if United desires to relocate the base. Further, if United requires that a base be relocated or if a base no longer, meets the Weekday Entry minimum stated above, then United will [***]. United shall consider in good faith any proposals from Contractor regarding the use of maintenance bases and for operations at such maintenance bases.

6.	Crew Bases.

The Contractor will establish crew bases for pilots and flight attendants within the operating network. Currently the established crew bases are [***]. As the fleet expands it is expected that an additional crew base(s) may be required, at such time the Contractor will evaluate potential crew base locations. Following a review of the potential locations with United, the Contractor will determine the location and activation date of the additional crew base(s). Each crew base in the Contractor’s United Express system will have [***]. Once a crew base is established, then the Contractor will require [***], if United desires to relocate the base. Further, if United requires that [***] then, United will [***].

7.	International and New Airport Operations.

The Contractor will require a minimum [***] notice prior to the scheduled operation to any new International destination. Contractor will use commercial reasonable effort to obtain required authorizations to initiate the new service. When the Contractor is requested to serve a new airport the Contractor will advise United, within [***], if there are any conditions that will limit the Contractor’s ability to operate into the requested airport within [***]. While the Contractor cannot assure United, it will [***].

8.	Maintenance Aircraft.

Upon [***], Contractor shall inform United of Covered Aircraft that need to be removed from providing Scheduled Flights for purposes of accomplishing heavy maintenance, mutually agreed-upon overhauls and mutually agreed-upon modifications. Such aircraft will not be considered Available Covered Aircraft while removed from providing Scheduled Flights.

9.	Technicians.

For the period from and after the Effective Date until the [***], if (x) there occurs any [***], then, [***].

Exhibit R-2

EXHIBIT S

United Wi-Fi

1.	General Installation

United has contracted with Intelsat Inflight LLC (f/k/a Gogo LLC) (“Gogo”) to provide air-to-ground internet service inflight (“United’s Wi-Fi Agreement”). Pursuant to United’s Wi-Fi Agreement, Gogo/Intelsat or one of its subcontractors has installed the Gogo/Intelsat Wi-Fi and inflight entertainment equipment, including associated software (“Wi-Fi Equipment”) on the E175 Aircraft. For purposes of this Amendment, Wi-Fi and inflight entertainment services will be defined as “Wi-Fi Services”. United has purchased all Wi-Fi Equipment installed. Contractor agrees that United shall remain the sole owner of the Wi-Fi Equipment installed on Contractor aircraft and Contractor agrees not to assert any claim of ownership or a lien on such Wi-Fi Equipment. United will purchase all Wi-Fi Equipment.

2.	Revenues from the Sale of Wi-Fi service

Contractor acknowledges and agrees that all revenues generated from or in connection with the sale of Wi-Fi Services onboard Equipped Aircraft are the sole property of and shall be retained by United (or, if received by Contractor, shall be promptly remitted without set-off to United, free and clear of any claims or liens created by Contractor or any third party arising by, through or under Contractor or its affiliates). Contractor agrees that it shall reasonably cooperate with United so as to permit United to receive all revenues of the type described above.

3.	Purchase Order Details

[Intentionally omitted]

4.	Compliance with Laws and Certification

Contractor will comply with all laws and regulations applicable to Contractor in performing Contractor’s obligations under this Agreement and will cooperate, to the extent reasonably necessary, with Gogo/Intelsat, for Gogo/Intelsat and Gogo/Intelsat subcontractors to comply with all laws and regulations applicable to Gogo/Intelsat and its subcontractors. Contractor will provide Gogo/Intelsat or its subcontractors with access to the Equipped Aircraft and provide such assistance as Gogo/Intelsat reasonably request to obtain and maintain any legally required certification of the Wi-Fi Equipment and Gogo/Intelsat Services at all times during the Term. At the Effective Date of this Agreement, there are no known direct cost associated with this Section 4. Should Contractor become aware of any direct cost pursuant to its obligations in Appendix I, Contractor will review those cost with United before they are incurred such that Contractor and United can work towards agreement on cost responsibility.

Exhibit S-1

5.	Warranty Conditions

Contractor shall notify United and Gogo/Intelsat promptly when it becomes aware of any failure in performance, malfunction, defect, loss of or damage to the Wi-Fi Equipment with reasonable details (it being acknowledged that United may be precluded from claiming a breach of the warranty included in the United Wi-Fi Agreement without such information). Contractor shall not take any action that would (i) cause a failure or defect of the Wi-Fi Equipment by combining it with equipment, software, or services not supplied, authorized or specified by Gogo/Intelsat, (ii) cause Wi-Fi Equipment to be subjected to any misuse, neglect, accident or improper maintenance by Contractor or subcontractors, or (iii) cause an infringement or misappropriation of a third party’s intellectual property by combining the Wi-Fi Equipment with any content, materials, equipment or software provided by or on behalf of Contractor that is not authorized or approved by Gogo/Intelsat. Contractor shall not itself, nor knowingly permit any other person to, modify or tamper with the Wi-Fi Equipment, other than Gogo/Intelsat or its subcontractors.

6.	Defective Equipment and Software

In the event of a defect in the Wi-Fi Equipment covered by the warranty, Contractor agrees to use its commercially reasonable efforts to ship such Wi-Fi Equipment to Gogo/Intelsat within [***] if requested by Gogo/Intelsat to do so (and the shipping cost shall be reimbursed to Contractor by United).

7.	Maintenance and Support

For a period of time under the United Wi-Fi Agreement, Gogo/Intelsat or its subcontractor will provide touch labor to correct any malfunctioning or defective Wi-Fi Equipment, including any associated software. Following the expiration of this initial warranty period, United may either (i) continue to have Gogo/Intelsat or its subcontractor provide touch labor or (ii) elect to provide touch labor for maintenance of Wi-Fi Equipment on Equipped Aircraft. Gogo/Intelsat may dispatch Gogo/Intelsat personnel or its subcontractors to the Contractor’s designated Wi-Fi Equipment maintenance location to troubleshoot maintenance issues with such Wi-Fi Equipment; the cost of such maintenance services shall be mutually agreed upon between United and Gogo/Intelsat and will be at United expense.

8.	Contractor Responsibilities for Maintenance Support

A.

Contractor will promptly notify Gogo/Intelsat when it becomes aware that Wi-Fi Equipment is malfunctioning, inoperative or defective. Contractor shall make such Equipped Aircraft available for maintenance services as required, in a timely manner as operationally practical (it being acknowledged that maintenance touch labor by Gogo/Intelsat or its subcontractors will require a minimum of [***] of maintenance touch time in most cases to avoid [***].

B.

Contractor shall use its commercially reasonable efforts to make the Equipped Aircraft available to Gogo/Intelsat from time to time at Contractor’s facilities for purposes of refreshing the onboard streaming video content.

Exhibit S-2

C.

Contractor shall provide the applicable information as agreed between Gogo/Intelsat and Contractor to Gogo/Intelsat, or its subcontractors, electronic access to all specific and customized technical manuals and documents in order to perform installation, maintenance and repairs including its Aircraft Maintenance Manual (AMM), Illustrated Parts Catalog (IPC) and Wiring Diagram Manual (WDM) and any other documents requested which are essential for Gogo/Intelsat or its designated subcontractor to provide maintenance and repair services on the Wi-Fi Equipment.

D.

Contractor shall use commercially reasonable efforts to provide day-to-day communication to United and Gogo/Intelsat as to any non-performance of Gogo/Intelsat Services and the system (e.g., the system is inoperative, the system is restored) as necessary and to the extent Contractor becomes aware of the same.

E.

Contractor shall provide the applicable information as agreed between Gogo and Contractor to Gogo/Intelsat with the applicable manual reference and procedures for any service bulletins relevant to the Gogo/Intelsat Services outlining the appropriate handling procedures.

F.

Contractor shall have the right to audit and approve any subcontractor that Gogo/Intelsat or United may select prior to performing maintenance on contractor’s aircraft. Contractor will be responsible for ensuring that all applicable Contractor requirements for repair and maintenance stations (such as any FAA required certifications) per Contractor’s maintenance manual are met.

G.

For any Wi-Fi repairs or alterations that are required that are not already accepted / approved as part of the instructions for continued airworthiness (maintenance manual), Contractor shall supply the required acceptance / approval of that work, including any required engineering orders, no later than two weeks following the request. Gogo/Intelsat shall supply all required substantiating data (service bulletins, service letters, etc.) so that Contractor can authorize the work to be performed. Contractor shall store spare parts to repair and maintain the Wi-Fi Equipment in a secure, environmentally stable location. Contractor shall maintain adequate levels of insurance against loss or damage while such spare parts are in Contractor’s custody and control.

H.

Contractor will provide a program contact and such other human resources with respect to the Wi-Fi Services, including resources onsite at certain locations at certain times, as may reasonably be required to work cooperatively with Gogo/Intelsat and its subcontractors in support of the program plan and schedule, United will [***] incurred in providing Gogo/Intelsat or its subcontractors such support. At the Effective Date of this Agreement, there are no known direct cost associated with this Section 8(H). Should Contractor become aware of any direct cost pursuant to its obligations in Appendix I, Contractor will review those cost with United before they are incurred such that Contractor and United can work towards agreement on cost responsibility.

Exhibit S-3

9.	Contractor Responsibilities- Other

A.	Contractor’s inflight crews shall not knowingly interfere with the operation of the Wi-Fi Equipment.

B.

Contractor shall use reasonable efforts to inform its inflight crews such that the crews are reasonably knowledgeable of the Wi-Fi Services and are able to answer general customer questions regarding such services.

C.	Contractor’s inflight crews shall make timely announcements to passengers on Equipped Aircraft regarding the availability of Wi-Fi Services

D.	Contractor shall keep the seatbacks on the Equipped Aircraft stocked with seatback cards containing information about Wi- Fi Services.

10.	Release of Leased Aircraft

[Intentionally omitted]

11.	Liability/Risk of Loss

Contractor shall promptly notify United and Gogo/Intelsat of any damage (except normal wear and tear), destruction, loss, theft, or governmental taking of any Wi-Fi Equipment or spare parts in Contractor’s custody upon Contractor’s becoming aware thereof and, whether or not covered by Contractor’s insurance. In all respects, Contractor shall store, maintain and care for the Wi-Fi Equipment [***].

A.

As between United and Contractor, United agrees to be responsible to Contractor for any damage to a Contractor aircraft that might have occurred during the installation, uninstallation or maintenance of the Wi-Fi Equipment, in each case caused by or resulting from [***]. If any such damage occurred during such installation or maintenance, upon receipt from Contractor of a claim for the repair of any such damage to a Contractor aircraft or for reimbursement for the cost for repairing any such damage, together with reasonably detailed substantiating details for the amount of any such claim, United agrees to cause such damage to be repaired or to reimburse Contractor for the cost of repairing such damage.

B.

Without limiting any of Contractor’s obligations contained in Appendix I, Contractor shall have risk of loss for any Wi-Fi Equipment and related equipment, spares and/or supplies while stored at Contractor’s facilities. In addition, Contractor shall be liable to United for any and all damage or loss of Wi-Fi Equipment installed on Contractor aircraft caused by or resulting from Contractor’s [***].

12.	Installation Schedule and Support for Revenue Launch

A.

Fleet Availability. If Gogo/Intelsat request an Equipped Aircraft inspection, then Gogo/Intelsat will provide Contractor with at least [***] notice prior to requesting Contractor to perform such aircraft inspection. If at least [***] prior notice is not practical under the circumstances, Contractor will use commercially reasonable efforts to conduct such inspection.

Exhibit S-4

B.

Contractor Resources. Contractor will (i) make engineering resources reasonably available to Gogo/Intelsat on an agreed-upon schedule to assist with technical aircraft and cabin surveys, and (ii) provide information on existing aircraft systems and design-for-maintenance knowledge.

13.	Marketing Plan

A.

Initiatives. Contractor will use its commercially reasonable efforts to inform and direct their employees to keep the Wi-Fi Equipment turned on at all times. Contractor will use its commercially reasonable efforts to inform and direct their employees to: (a) make timely announcements to passengers on Equipped Aircraft regarding the availability of Wi-Fi Services for customers to use; and (b) keep the seatbacks on the Equipped Aircraft stocked with seatback cards containing information about Wi-Fi Services at all times.

B.

Marketing and Publicity. Contractor will not use Gogo/Intelsat’s or United’s logotypes, trade names, trademarks, service marks, or other proprietary marks or words, in any public statements, press releases, advertising or promotional materials with respect to the Wi-Fi Services or this Agreement without the respective party’s consent, except where a specific use has been approved in advance and in writing (e-mail will constitute a writing for this purpose).

14.	Wi-Fi Installation Cost

United agrees to timely purchase and pay for all materials, consumables, equipment, shipping and reasonable labor cost for the installation project, including all engineering and certification services, necessary or appropriate to complete the installation of the Wi-Fi Equipment as quickly as possible. United will reimburse Contractor for those out-of-pocket cost incurred by Contractor related to the items in this Section 15.

15.	Removal of Wi-Fi Equipment

At United’s cost and expense, United may remove the Wi-Fi Equipment at any time, and upon any such removal, United shall repair any damage to the Contractor aircraft caused by such removal, except to the extent any such cost or expense is caused by or is resulting from the willful misconduct of Contractor or its agents, which shall be borne by Contractor.

16.	Ownership of Wi-Fi Equipment and Related Covenants.

A.	United will own, at all times, the Wi-Fi Equipment.

B.	The Wi-Fi Equipment will be free from all liens or other encumbrances created by Contractor or any third party arising by, through or under Contractor or its affiliates.

C.	[Intentionally left blank]

Exhibit S-5

EXHIBIT T

Cyber Data Risk Contractor Requirements

A.	DATA SECURITY

1.

Contractor shall establish and maintain, data security procedures and technical, physical, administrative and other safeguards to protect against the destruction, loss, and unauthorized access, use, possession or alteration of United Confidential Information in the possession of Contractor. Such procedures and practices shall be compliant, at a minimum, with (a) to the extent applicable, all applicable laws, rules, regulations, directives, ordinances, codes or similar enactments that apply to United in the conduct of its business. All such procedures and practices shall take into account the nature of the United Confidential Information and the commensurate risks associated with such United Confidential Information. Contractor shall maintain a complete audit trail of all access to, and use of, United Confidential Information including, but not limited to, transactions and activities associated with United Confidential Information. Contractor also shall implement and maintain appropriate business continuity, contingency and disaster recovery plans in order to maintain the availability, security and confidentiality of United Confidential Information and restore normal operating procedures as promptly as possible in the event of a major disruption, business interruption or failure.

2.

Starting from the Effective Date, Contractor shall maintain a complete, [***] audit trail of all access to, and use of, United Confidential Information including, but not limited to, transactions and activities associated with United Confidential Information. Contractor agrees to complete, within [***] of receipt, an audit questionnaire provided by United or United’s designee regarding Contractor’s information security program.

3.

No less than annually, in lieu of an on-site audit, upon request by United, Contractor agrees to complete, within [***] of receipt, an audit questionnaire provided by United or United’s designee regarding Contractor’s information security program. Contractor shall have conducted an external penetration test of its information security program at least annually and anytime there is a significant infrastructure or application upgrade or modification (e.g., new system component installations, addition of a sub-network, or web server) and provide such findings to United, all at the Contractor’s sole expense. Contractor shall implement at its sole expense any remedial actions as identified by United or as a result of the penetration testing.

4.	All United Confidential Information must be stored only on computer systems located in the continental United States.

5.

United has the right, in its sole and absolute discretion at any time and from time to time for any reason, to restrict, discontinue, suspend, cancel, terminate or modify Contractor’s right to use, obtain, access, hold or process United Confidential Information, in order to protect and secure United Confidential Information. Upon termination or United’s request, Contractor shall return in a manner and format reasonably requested by United, or, if specifically directed by United, shall destroy, United Confidential Information in Contractor’s possession, power or control, in a manner that assures same is rendered unintelligible and unrecoverable. Upon

Exhibit T-1

termination or United’s instruction to destroy or return all United Confidential Information, all copies of United Confidential Information shall be permanently removed from all of Contractor’s, its agents’, subcontractors’ or third parties’ facilities, systems, records, archives and backups, and all subsequent use of such information by Contractor, its agents, subcontractors or third parties shall cease. Contractor shall remove all United Confidential Information from any media taken out of service and shall destroy or securely erase such media in accordance with the requirements in this Agreement. No media on which United Confidential Information is stored may be used or re-used to store data of any other customer of Contractor or to deliver data to a third party, including another Contractor customer, unless securely erased in accordance with the requirements in this Agreement. If Contractor disposes of any paper or electronic record containing United Confidential Information for any reason Contractor agrees that disposal or reuse of all magnetic media (e.g. hard disk, floppy disk, removable media, etc.) that may have contained United Confidential Information shall be subject to a data sanitization process which meets or exceeds DoD 5220.28-M 3-pass specifications. Certification of the completion of data sanitization shall be provided to United within [***] of completion. Acceptance of Certification of Data Sanitization by United’s IT Security & Risk Management team is required prior to media reuse or disposal. Contractor agrees that all other materials which contain United Confidential Information shall be physically destroyed and shredded in accordance to NIST Special Publication 800-88, Guidelines for Media Sanitization, specifications.

6.

Contractor agrees to be responsible for safekeeping all keys, access codes, passwords, combinations, access cards, personal identification numbers and similar security codes and identifiers issued to Contractor’s employees, agents or Contractors. Contractor agrees to require its employees, agents, or Contractors to promptly report a lost or stolen device which contains, stores or has access to United Confidential Information to their primary business contact and to [***].

B.	System Connections

1.

In addition to the Contractor’s obligations under this Agreement related to the safe-keeping of United Confidential Information and in order to protect United’s automated information technology assets Contractor agrees that it shall comply with the provisions of this Section.11. B.

2.

Minimum Standard for Data at Rest and Data in Motion. Contractor agrees, at a minimum, to comply, with National Institute of Standards and Technology (NIST) Special Publication 800-53 Moderate Level Control or ISO 27001/27002 standards. Contractor further acknowledges that valid encryption processes for data in motion (e.g., transmitted through a network) are those which comply with NIST Special Publications 800-52, Guidelines for the Selection and Use of Transport Layer Security Implementation; 800-77, Guide to IPsec VPNs; or 800-113, Guide to SSL VPNs, or others which are Federal Information Processing Standards (FIPS) 140-2 validated.

Exhibit T-2

3.

Requirement to Maintain Security Program. Contractor shall be responsible for establishing and maintaining an information security program that is designed to: (i) ensure the security and confidentiality of United Confidential Information and United’s automated information assets; (ii) protect against any anticipated threats or hazards to the security or integrity of United Confidential Information and United’s automated information assets; (iii) protect against unauthorized access to or use of United Confidential Information and United’s automated information assets; (iv) ensure the proper disposal of United Confidential Information; and, (v) ensure that all Contractors of Contractor, if any, comply with all of the foregoing.

4.

As part of the security program Contractor will establish a vulnerability management program to ensure critical and high vulnerabilities are remediated within [***] of discovery. Contractor will also address vulnerabilities identified by United or an independent researcher within [***].

Exhibit T-3

EXHIBIT U

[***]

[***]

Exhibit U-1

EXHIBIT V

[***]

[***]

Exhibit V-1

EXHIBIT W

[Intentionally omitted]

Exhibit W-1